UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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CAPITAL TRUST, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAPITAL TRUST, INC.
410 Park Avenue, 14th Floor
New York, New York 10022

April 30, 2007

Dear Shareholders:

You are cordially invited to attend the 2007 annual meeting of shareholders of Capital Trust, Inc., which will be held at 10:00 a.m., local time, on Thursday, June 7, 2007, at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022. At the annual meeting, shareholders will be asked to elect directors, approve and adopt our 2007 long-term incentive plan, ratify the appointment of Ernst & Young LLP as our independent auditors for 2007 and act upon such other business as may properly come before the meeting, all as described in the attached notice of annual meeting of shareholders and proxy statement.

It is important that your shares be represented at the meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete, date, sign and return your proxy card in the enclosed prepaid envelope or authorize your proxy electronically or telephonically as promptly as possible so that your shares will be voted at the annual meeting. This will not limit your right to vote in person or to attend the meeting.

Sincerely,
/s/ SAMUEL ZELL
Samuel Zell
Chairman of the Board

CAPITAL TRUST, INC.
410 Park Avenue, 14th Floor
New York, New York 10022

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS

To our Shareholders:

We hereby notify you that we are holding our 2007 annual meeting of shareholders at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, on Thursday, June 7, 2007, at 10:00 a.m., New York City time, for the following purposes:

1.                To elect nine directors to the board of directors to serve until our next annual meeting of shareholders and until such directors’ successors are duly elected and qualify.

2.                To consider and vote upon the approval and adoption of our 2007 long-term incentive plan.

3.                To consider and vote upon the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

4.                To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

You can vote your shares of class A common stock if our records show that you were the owner of the shares as of the close of business on April 26, 2007, the record date for the annual meeting.

We have enclosed a proxy statement and a proxy card solicited by our board of directors.

To assure your representation at the annual meeting, please vote. Whether or not you plan to attend the annual meeting, please authorize your proxy electronically or telephonically by following the procedures described in our proxy statement, or complete, date, sign and return the enclosed proxy card promptly in the enclosed prepaid envelope. This will help ensure that your vote is counted. If you do not authorize your proxy electronically or telephonically or fail to return your card, your vote will not be counted, unless you attend the meeting and vote in person. You may revoke your proxy in the manner described in the proxy statement at any time before the proxy has been voted at the annual meeting.

By Order of the Board of Directors,
/s/ GEOFFREY G. JERVIS
Geoffrey G. Jervis
Secretary
April 30, 2007

CAPITAL TRUST, INC.
410 Park Avenue, 14th Floor
New York, New York 10022

PROXY STATEMENT

FOR

2007 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 7, 2007

This proxy statement is being furnished by and on behalf of our board of directors in connection with the solicitation of proxies to be voted at the 2007 annual meeting of shareholders. The date, time and place of the annual meeting are:

Date:	June 7, 2007
Time:	10:00 a.m., New York City time
Place:	The law offices of Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street, New York, New York 10022

At the annual meeting, shareholders will be asked to:

•        Elect the following nominees as our directors to serve until our next annual meeting of shareholders and until such directors’ successors are duly elected and qualify: Samuel Zell, Thomas E. Dobrowski, Martin L. Edelman, Craig M. Hatkoff, Edward S. Hyman, John R. Klopp, Henry N. Nassau, Joshua A. Polan and Lynne B. Sagalyn (“Proposal 1”);

•        Consider and vote upon the approval and adoption of our 2007 long-term incentive plan (“Proposal 2”);

•        Consider and vote upon the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, referred to herein as our independent auditors, for the fiscal year ending December 31, 2007 (“Proposal 3”); and

•        Transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Our principal offices are located at 410 Park Avenue, 14th Floor, New York, New York 10022 and our telephone number is (212) 655-0220.

This proxy statement and the enclosed proxy card are being sent on or about April 30, 2007 to shareholders of record as of the close of business on April 26, 2007.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

In this section of the proxy statement, we answer some common questions regarding the annual shareholders meeting and the voting of shares at the meeting.

Where and when will the annual meeting be held?

The date, time and place of the meeting are:

June 7, 2007
10:00 a.m. (New York City time)
The law offices of Paul, Hastings,
Janofsky & Walker LLP
75 East 55th Street,
New York, New York 10022

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is asking for your proxy to vote your shares at the annual meeting. We have summarized information in this proxy statement that you should consider in deciding how to vote at the meeting. But you don’t have to attend in order to vote your shares. Instead, you may simply complete, sign, and return the enclosed proxy card or authorize your proxy electronically or telephonically by following the procedures described below.

Who can vote?

You can vote your shares of class A common stock if our records show that you were the owner of the shares as of the close of business on April 26, 2007, the record date determining the shareholders who are entitled to vote at the annual meeting. As of April 26, 2007, there were a total of 17,459,850 shares of our class A common stock outstanding and entitled to vote at the annual meeting. You get one vote for each share of class A common stock that you own. The enclosed proxy card shows the number of shares you can vote.

How are votes counted?

We will hold the annual meeting if shareholders representing the required quorum of shares of class A common stock entitled to vote either sign and return their proxy cards, vote electronically or telephonically or attend the meeting. A majority of the shares of class A common stock entitled to vote at the meeting present in person or by proxy will constitute a quorum. If you sign and return your proxy card or vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated on the proxy card.

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to cast votes on certain “routine” matters if they do not receive instructions from their customers. The election of directors and ratification of the appointment of Ernst & Young LLP as our independent auditors are considered routine matters for which brokerage firms may vote shares for which they did not receive instructions.

The proposal to consider and vote upon the approval and adoption of our 2007 long-term incentive plan is a non-routine matter under the rules of the New York Stock Exchange. As a result, if your shares are held in the name of a nominee such as your brokerage firm, and you as beneficial owner do not tell your nominee by June 6, 2007 how to vote your shares, the nominee cannot vote then on the proposal to consider and vote upon the approval and adoption of our 2007 long-term incentive plan (giving rise to what is known as a broker non-vote). If the nominee signs and returns the proxy card, your shares will be counted as present to determine whether a quorum exists.

If you abstain or withhold votes or your shares are treated as broker non-votes, your abstention, withheld vote or the broker non-votes:

•       will not be counted as votes cast and will have no effect on the result of the vote on the election of directors and the ratification of the appointment of Ernst & Young LLP as our independent auditors; and

•       will have the effect of a vote against the proposal to consider and vote upon the approval and adoption of our 2007 long-term incentive plan, unless for purposes of the New York Stock Exchange listing standards, holders of over 50% of the shares of class A common stock entitled to vote as of the record date cast votes, in which event your broker non-votes will not have any effect on the result of the votes on this proposal.

What is the required vote for approval?

The election of each of our nominees for director requires a plurality of the votes cast at the annual meeting and the ratification of the appointment of Ernst & Young LLP as our independent auditors requires a majority of the votes cast at the annual meeting on such matter.

The 2007 long-term incentive plan will be approved if the proposal receives in its favor a majority of the votes cast, provided that the total votes cast represent over 50% of the shares of class A common stock entitled to vote as of the record date.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on the matters to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed pre-addressed envelope. The individuals named and designated as proxies in the proxy card will vote your shares as you instruct. You have the following choices in completing your voting:

•       You may vote on each proposal, in which case your shares will be voted in accordance with your choices.

•       In voting on directors, you can either vote “FOR” all directors or withhold your vote on all or certain directors specified by you.

•       You may abstain on any other proposal, in which case no vote will be recorded.

•       You may return a signed proxy card without indicating your vote on any matter, in which case the designated proxies will vote to elect all nine nominees as directors and approve the other proposals.

How can I vote by telephone or over the Internet?

In order to vote by telephone or over the Internet, call the toll-free number reflected on the enclosed proxy card or go to the www.voteproxy.com website, and follow the instructions. If you would like to receive future shareholder materials electronically, please enroll at www.investordelivery.com. Please have the proxy card you received in hand when accessing the site. You can vote by telephone or over the Internet at any time prior to 11:59 p.m. New York City time, June 6, 2007, the day before the annual meeting.

Please also refer to the proxy card enclosed herewith for instructions. If you choose not to vote electronically or telephonically, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided herewith.

What do I do if my shares are held in “street name”?

If your shares are held by your broker, a bank, or other nominee in “street name”, you will receive instructions for voting your shares from that party. In such cases, your ability to vote your shares by telephone or over the Internet will depend on the voting procedures of your broker, bank or nominee. These intermediaries may participate in a program provided through ADP Investor Communications that allows voting by telephone or over the Internet. If so, please follow the instructions provided by your broker, bank or nominee. If your shares are held in “street name” and you would like to vote your shares in person at the annual meeting, you must contact your broker, bank or other nominee to obtain a proxy form from the record holder of your shares.

What if other matters come up at the annual meeting?

The only matters we now know of that will be voted on at the annual meeting include the proposals we have described in this proxy statement: the election of nine directors and the proposals to approve and adopt our 2007 long-term incentive plan and ratify the appointment of Ernst & Young LLP as our independent auditors for 2007. If other matters are properly presented at the meeting, the designated proxies will vote your shares in their discretion.

Can I change my vote after I return my proxy card?

Yes. At any time before the vote on a proposal, you can change your vote either by giving us a written notice revoking your proxy authorization or by executing or authorizing, dating, and delivering to us a new proxy via the Internet, telephone or mail prior to the annual meeting or by attending the annual meeting and voting your shares in person. Your attendance at the annual meeting will not, by itself, revoke a proxy previously given by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices or new proxy cards should be sent to Capital Trust, Inc. c/o American Stock Transfer & Trust Company, 6201 Fifteenth Avenue, Brooklyn, New York 11219, Attention: Paula Caroppoli.

Can I vote in person at the annual meeting rather than by authorizing a proxy?

Although we encourage you to complete and return a proxy card or vote telephonically or electronically, to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person even if you have submitted a proxy card or voted electronically or telephonically.

Who will count the votes?

Representatives of American Stock Transfer & Trust Company will count the votes and will serve as the independent inspector of election.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.  We have also engaged an outside proxy solicitation firm, MacKenzie Partners, Inc., to solicit votes and estimate the cost of such services to be approximately $10,000, plus reasonable out-of-pocket expenses.

PROPOSAL 1—ELECTION OF DIRECTORS

The number of directors that comprise our entire board of directors has been fixed at nine. Nine nominees will be proposed for election as directors at the annual meeting to hold office until our next annual meeting of shareholders and until their successors are duly elected and qualify. All nine nominees currently serve on our board of directors.

All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our board of directors, unless the board alternatively acts to reduce the size of the board or maintain a vacancy on the board in accordance with our bylaws. The board of directors has no reason to believe that any such nominees will be unable or unwilling to serve.

Our board of directors has determined that Messrs. Dobrowski, Hyman, Nassau and Polan and Dr. Sagalyn are independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange, and therefore, upon the election of all nine nominees, we will meet the New York Stock Exchange requirement for a majority of independent directors serving on the board of directors. Our board of directors considered transactions, relationships and arrangements between each director or any member of his or her immediate family and the company and its subsidiaries and affiliates. In determining independence, the board considered that (i) Mr. Dobrowski was previously employed by the investment manager for several pension funds of General Motors Corporation, its subsidiaries and affiliates which own, as of April 26, 2007, approximately 4.1% of the shares of our class A common stock and serves on the board of directors of another company chaired by our chairman of the board, (ii) Mr. Nassau serves as one of the trustees of our chief executive officer’s family trust, and (iii) Mr. Polan serves as a managing director of Berkley Capital, LLC, a wholly owned subsidiary of W. R. Berkley Corporation, or WRBC, which owns, as of April 26, 2007, approximately 11.4% of the shares of our class A common stock and whose nomination is required pursuant to a director nomination right. In addition, the board considered that we entered into three separate account agreements with affiliates of WRBC under which we direct for investment, on a discretionary basis, $250 million of committed capital on behalf of WRBC in low risk commercial real estate mortgages, mezzanine loans and participations therein.

Nominees for Election as Directors

The names, ages as of April 27, 2007, and existing positions with us of the nominees, if any, are as follows:

Name	Age	Office or Position Held
Samuel Zell	65	Chairman of the Board of Directors
Thomas E. Dobrowski	63	Director
Martin L. Edelman	65	Director
Craig M. Hatkoff	53	Director
Edward S. Hyman	62	Director
John R. Klopp	53	Director, Chief Executive Officer and President
Henry N. Nassau	52	Director
Joshua A. Polan	59	Director
Lynne B. Sagalyn	59	Director

The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees are set forth below.

Samuel Zell has been the chairman of our board of directors since 1997. Mr. Zell is chairman and president of Equity Group Investments, L.L.C., a privately-held investment company. Mr. Zell was a trustee and the chairman of the board of trustees of Equity Office Properties Trust, a real estate investment trust, or REIT, specializing in the ownership and management of office buildings, from October 1996 until its acquisition in February 2007, was its chief executive officer from April 2002 to April 2003 and its president from April 2002 to November 2002. Mr. Zell has been a trustee and the chairman of the board of trustees of Equity Residential, a REIT specializing in the ownership and management of multi-family housing since March 1995. For more than the past five years, Mr. Zell has served as chairman of the board of Anixter International Inc., a provider of integrated network and cabling systems; and Equity Lifestyle Properties, Inc., a REIT specializing in the ownership and management of manufactured home communities. Mr. Zell has been chairman of the board of Covanta Holding Corporation (previously known as Danielson Holdings Corporation) since September 2005, was previously a director from 1999 until 2004, and served as its president, chairman and chief executive officer from July 2002 to October 2004. Mr. Zell was the chairman of the board of Rewards Network, Inc. (previously known as iDine Rewards Network, Inc.), an administrator of loyalty-based consumer reward programs, from 2002 until 2005.

Thomas E. Dobrowski has been a director since 1998. Mr. Dobrowski has been retired from General Motors Asset Management, an investment manager for several pension funds of General Motors Corporation, its subsidiaries and affiliates, as well as for several third party clients, since October 2005. From December 1994 until September 2005, he was the managing director of real estate and alternative investments for General Motors Asset Management. Mr. Dobrowski is a director of Equity Lifestyle Properties, Inc.

Martin L. Edelman has been a director since 1997. Mr. Edelman has been of counsel to Paul, Hastings, Janofsky & Walker LLP, and prior thereto Battle Fowler LLP, each a law firm that has provided services to us. Mr. Edelman was a partner with Battle Fowler LLP from 1972 to 1993. He had been a director of Cendant Corporation and a member of the executive committee of that corporation’s board of directors since November 1993 until its deconsolidation in 2006. He currently serves as a director of Realogy, Inc., which has agreed to be taken private with a closing scheduled in April 2007, and Avis/Budget Group, Inc. Mr. Edelman also serves as a director of Ashford Hospitality Trust.

Craig M. Hatkoff has been a director since 1997. From 1997 to 2000, Mr. Hatkoff served as our vice chairman. Mr. Hatkoff is chairman of Turtle Pond Publications LLC, which is active in children’s publishing and entertainment, and is a private investor in other entrepreneurial ventures. Mr. Hatkoff is a Co-founder of the Tribeca Film Festival. Mr. Hatkoff was a founder and a managing partner of Victor Capital Group, L.P., or Victor Capital, from 1989 until our acquisition of Victor Capital in July 1997. Mr. Hatkoff was a managing director and co-head of Chemical Realty Corporation, the real estate investment banking arm of Chemical Banking Corporation, from 1982 until 1989. From 1978 to 1982, Mr. Hatkoff was the head of new product development in Chemical Bank’s Real Estate Division, where he previously served as a loan officer. Mr. Hatkoff served as a trustee of the New York City Construction Authority from 2002-2005, an agency responsible for the construction of all public schools in New York City. He is a director of the Taubman Centers Inc., a REIT that owns and manages retail malls, where he serves on the audit, compensation and nominating committees.

Edward S. Hyman was appointed a director effective as of March 30, 2005. Mr. Hyman is chairman and president of International Strategy & Investment Group Inc. and chairman of International Strategy & Investment Inc. Prior to forming both of these companies in April 1991, he was Vice Chairman and a member of the board of C.J. Lawrence Inc., which he joined in 1972.

John R. Klopp has been a director since 1997, and our chief executive officer and president since 1997 and 1999, respectively. Mr. Klopp was a founder and a managing partner of Victor Capital from 1989 until the acquisition of Victor Capital by us in July 1997. Mr. Klopp was a managing director and co-head of Chemical Realty Corporation from 1982 until 1989. From 1978 to 1982, Mr. Klopp held various positions with Chemical Bank’s Real Estate Division, where he was responsible for originating, underwriting and monitoring portfolios of construction and permanent loans.

Henry N. Nassau has been a director since 2003. Mr. Nassau has been a partner since September 2003 and is Chair of the Corporate and Securities group at the law firm Dechert LLP. Mr. Nassau was the chief operating officer of Internet Capital Group, Inc., an internet holding company, from December 2002 until June 2003 having previously served as managing director, general counsel and secretary since May 1999. Mr. Nassau was previously a partner at Dechert LLP from September 1987 to May 1999 and was chair of the firm’s Business Department from January 1988 to May 1999. At Dechert LLP, Mr. Nassau engages in the practice of corporate law, concentrating on mergers and acquisitions, public offerings, private equity, and venture capital financing.

Joshua A. Polan has been a director since 2004. Mr. Polan is a managing director of Berkley Capital, LLC, a wholly owned subsidiary of W. R. Berkley Corporation. He has been an executive officer of Interlaken Capital, Inc., a company substantially owned and controlled by William R. Berkley, W. R. Berkley Corporation’s chairman of the board and chief executive officer, since June 1988, and currently serves as managing director of Interlaken. For more than five years prior to June 1988, Mr. Polan was a partner in the public accounting firm of Touche Ross & Co. Mr. Polan is a member of the management committee of LD Realty Advisors LLC, the general partner of LDPG Realty Investors, L.P.

Lynne B. Sagalyn has been a director since 1997. Dr. Sagalyn is Professor of Real Estate Development and Planning at the University of Pennsylvania, with appointments at both the Department of City Planning and the Wharton School’s Real Estate Department. From 1992 until her appointments at the University of Pennsylvania in 2004, Dr. Sagalyn served as a professor and the Earl W. Kazis and Benjamin Schore Director of the MBA Real Estate Program and Paul Milstein Center for Real Estate at the Columbia University Graduate School of Business. She also serves on the faculty of the Weimer School for Advanced Studies in Real Estate and Land Economics. Dr. Sagalyn is a director of UDR, Inc. a self-administered REIT in the apartment communities sector. Additionally, Dr. Sagalyn is on the Advisory Board of The Goldman Family Enterprises. She has also served on the New York City Board of Education Chancellor’s Commission on the Capital Plan.

Vote Required; Recommendation

The election to the board of directors of each of our nine nominees will require the affirmative vote of a plurality of the votes cast at the annual meeting. Our board of directors unanimously recommends that you vote for the election of all nine nominees named above.

Board of Directors; Committees

Our board of directors has nine members and is currently comprised of Messrs. Zell, Dobrowski, Edelman, Hatkoff, Hyman, Klopp, Nassau and Polan and Dr. Sagalyn.

Our board of directors currently has four standing committees: an audit committee, a compensation committee, a corporate governance committee, and an investment committee.

Audit Committee:   The audit committee is currently comprised of Messrs. Dobrowski and Nassau and Dr. Sagalyn, with Dr. Sagalyn serving as the committee’s chairperson. All audit committee members meet the independence criteria and have the qualifications set forth in the listing standards of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Each of

Messrs. Dobrowski and Nassau is qualified as an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Exchange Act of 1934 and our board of directors has determined that they have the accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange.  The Securities and Exchange Commission, or SEC, has determined that the audit committee financial expert designation does not impose on a person with that designation any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the audit committee of the board of directors in the absence of such designation. The audit committee appoints our independent auditors, oversees the quality and integrity of our financial reporting and the audits of our financial statements by our independent auditors and in fulfilling its oversight function, reviews with our management and independent auditors the scope and result of the annual audit, our auditors’ independence and our accounting policies. The audit committee is also responsible for the overall administration of our code of business conduct and ethics, including its interpretation and amendment. Our board of directors has adopted a written charter under which the audit committee operates. This charter is posted on our corporate website at www.capitaltrust.com and is also included as Appendix A to this proxy statement. A copy of our audit committee charter is available free of charge, upon request directed to Investor Relations, Capital Trust, Inc., 410 Park Avenue, 14th Floor, New York, New York 10022.

The audit committee has adopted complaint procedures for accounting, internal control and auditing matters in accordance with Rule 10A-3 under the Securities Exchange Act of 1934. The full text of these complaint procedures is available on our corporate website at www.capitaltrust.com. A copy of our complaint procedures is available free of charge, upon request directed to Investor Relations, Capital Trust, Inc., 410 Park Avenue, 14th Floor, New York, New York 10022.

Compensation Committee:   The compensation committee is currently comprised of Mr. Polan and Dr. Sagalyn, with Mr. Polan serving as the committee’s chairperson. All compensation committee members meet the independence criteria set forth in the listing standards of the New York Stock Exchange. The compensation committee oversees the compensation of executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof. The compensation committee also reviews and makes recommendations to our board of directors concerning compensation arrangements for non-employee members of our board of directors and stock ownership guidelines.

In particular, the compensation committee’s primary duties are described in the compensation committee charter and include:

•       reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating our chief executive officer in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by our board of directors) exercising sole authority to determine and approve our chief executive officer’s compensation level based on this evaluation;

•       determining the long-term incentive component of our chief executive officer’s compensation by considering among other factors selected by the compensation committee, our performance and relative shareholder return, our chief executive officer’s individual performance, including progress on strategic objectives, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to our chief executive officer in past years;

•       considering the recommendations of the chief executive officer with respect to non-chief executive officer management and key employee compensation and determining and approving such compensation;

•       reviewing and making recommendations to our board of directors with respect to incentive compensation plans and equity-based compensation plans or material changes to any such existing plans and discharging and administering any such plans as required by the terms thereof;

•       overseeing the drafting and review and discussing with management the compensation discussion and analysis and related disclosures required by the SEC;

•       preparing and approving the compensation committee report for inclusion in our proxy statement in accordance with applicable SEC regulations;

•       periodically reviewing, as and when determined appropriate, executive compensation programs and total compensation levels;

•       reviewing and making recommendations to our board of directors concerning compensation arrangements for non-employee members of our board of directors and stock ownership guidelines;

•       in consultation with management, overseeing regulatory compliance with respect to compensation matters, including overseeing our policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and confirming that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code;

•       reviewing and approving any severance or similar termination payments proposed to be made to any of our current or former executive officers; and

•       performing any other duties or responsibilities expressly delegated to the compensation committee by our board of directors from time to time relating to our compensation programs.

The compensation committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants as it deems appropriate, without obtaining the approval of our board of directors or management. The compensation committee shall have the sole authority to select and retain a compensation consultant to assist in the evaluation of chief executive officer compensation.

The compensation committee has engaged the services of FPL Associates L.P., or FPL, as a compensation consultant to, among other things, benchmark our compensation to the appropriate peer group companies. FPL was engaged to (i) benchmark compensation data, including base salary, annual incentives, total annual cash compensation, annual long-term incentives and total remuneration, for our senior management team on a group basis as compared to the appropriate multiple peer groups, and (ii) to assist the compensation committee in finalizing the employment agreement with Geoffrey G. Jervis, our chief financial officer, based on a benchmarking analysis of this position.

The compensation committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In particular, the committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the compensation committee who are (i) “Non-Employee Directors” for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time, and (ii) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as in effect from time to time.

Our board of directors has adopted a written charter under which the compensation committee operates. This charter is posted on our corporate website at www.capitaltrust.com. A copy of our compensation committee charter is available free of charge, upon request directed to Investor Relations, Capital Trust, Inc., 410 Park Avenue, 14th Floor, New York, New York 10022.

Corporate Governance Committee:   The corporate governance committee is currently comprised of Messrs. Dobrowski, Nassau and Polan, with Mr. Nassau serving as the committee’s chairperson. All corporate governance committee members meet the independence criteria set forth in the listing standards of the New York Stock Exchange. Among other things, the corporate governance committee identifies qualified individuals to become board members, recommends to the board individuals to be designated as nominees for election as directors at the annual meetings of shareholders, and develops and recommends to the board our corporate governance guidelines.

More specifically, the corporate governance committee is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual members of the board of directors, as well as the composition of the board as a whole, in the context of our needs. The corporate governance committee will review all nominees for director, including those recommended by shareholders, in accordance with requirements and qualifications set forth in our corporate governance guidelines and will recommend that the board select those nominees whose attributes it believes would be most beneficial to us. This review will involve an assessment of the personal qualities and characteristics, accomplishments and business reputation. The corporate governance committee will assess candidates’ qualifications based on the following minimum criteria, which may be modified from time to time by the corporate governance committee:

•       demonstrated personal integrity and moral character;

•       willingness to apply sound and independent business judgment for the long-term interests of shareholders;

•       relevant business or professional experience, technical expertise or specialized skills;

•       personality traits and background that appear to fit with those of the other directors to produce a collegial and cooperative board responsive to the company’s needs; and

•       ability to commit sufficient time to effectively carry out substantial duties of a director;

Our board of directors has adopted a written charter under which the corporate governance committee operates. This charter is posted on our corporate website at www.capitaltrust.com. A copy of our corporate governance committee charter is available free of charge, upon request directed to Investor Relations, Capital Trust, Inc., 410 Park Avenue, 14th Floor, New York, New York 10022.

Investment Committee:   The investment committee is currently comprised of Messrs. Zell, Hatkoff and Nassau. The investment committee exercises the authority of the board to approve additions to or modifications of our portfolio of loans and investments beyond the limits of the authority delegated to management in our loan policy.

Our board of directors conducts its business through meetings of the board, actions taken by written consent in lieu of meetings and by the actions of its committees. During fiscal year 2006, our board of directors held 6 meetings and took action by written consent 13 times. During fiscal year 2006: (i) the audit committee held 5 meetings, (ii) the compensation committee held 3 meetings and took action by written consent 2 times, (iii) the corporate governance committee held 1 meeting and (iv) the investment committee did not hold any formal committee meetings in 2006, but rather discussed matters informally and acted by written consent 9 times in performing its functions. During fiscal year 2006, each director attended at least 75% of all meetings of the board of directors, and at least 75% of all meetings of committees on which he or she served. Our corporate governance guidelines provide that, at their discretion, the non-management directors may designate the director who will preside at each executive session of the board, or if one has not been designated, the chairperson of the corporate governance committee shall serve as such. Shareholders or interested parties may submit communications addressed to the board of directors or the non-management directors to the our secretary in accordance with our shareholder nominations and communications policy.

Corporate Governance

Code of Business Conduct and Ethics:   We have adopted a code of business conduct and ethics that applies to all of our directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. This code of business conduct and ethics is designed to comply with SEC regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is posted on our corporate website at www.capitaltrust.com. A copy of our code of business conduct and ethics is available free of charge, upon request directed to Investor Relations, Capital Trust, Inc., 410 Park Avenue, 14th Floor, New York, New York 10022.

Corporate Governance Guidelines:   We have also adopted corporate governance guidelines to advance the functioning of our board of directors and its committees and to set forth our board of directors’ expectations as to how it should perform its functions. Our corporate governance guidelines are posted on our corporate website at www.capitaltrust.com. A copy of our corporate governance guidelines is available free of charge, upon request directed to Investor Relations, Capital Trust, Inc., 410 Park Avenue, 14th Floor, New York, New York 10022.

Shareholder Nominations and Communications Policy:   Our board of directors has adopted policies with respect to the consideration of candidates recommended by shareholders for election as directors and shareholder communications with the board of directors.

Shareholders may recommend director nominees for consideration by the corporate governance committee by submitting the names and the following supporting information to our secretary at: Secretary, Shareholder Nominations, Capital Trust, Inc., 410 Park Avenue, 14th Floor, New York, New York 10022. The submissions should include a current resume and curriculum vitae of the candidate and a statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the shareholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting shareholder and a description of all arrangements or understandings between the submitting shareholder and the candidate.

Shareholders and other interested parties may communicate directly with our board of directors or the non-management directors. All communications should be in writing and should be directed to our secretary at: Secretary, Shareholder Communications, Capital Trust, Inc., 410 Park Avenue, 14th Floor, New York, New York 10022. The sender should indicate in the address whether it is intended for the entire board of directors, the non-management directors as a group or an individual director. Each communication intended for the board of directors or non-management directors received by the secretary will be forwarded to the intended recipients in accordance with the existing instructions.

The full text of the shareholder nominations and communications policy is available on our corporate website at www.capitaltrust.com. A copy of the shareholder nominations and communications policy is available free of charge, upon request directed to Investor Relations, Capital Trust, Inc., 410 Park Avenue, 14th Floor, New York, New York 10022.

Director Attendance at Annual Meeting of Shareholders.   We do not have a formal policy regarding attendance by directors at our annual meeting of shareholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of shareholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. At our last annual meeting, which was held on June 14, 2006, three directors attended.

Compensation Committee Interlocks and Insider Participation

During 2006, the compensation committee of the board of directors was comprised of Mr. Polan and Dr. Sagalyn. None of the committee’s members was employed by us as an officer or employee during 2006. No committee member had any interlocking relationships requiring disclosure under applicable rules and regulations.

For a description of certain relationships and transactions with members of the board of directors or their affiliates, see “—Transactions with Related Persons, Promoters and Certain Control Persons” beginning on page 30.

Executive and Senior Officers

The following sets forth the positions, ages as of April 27, 2007 and selected biographical information for our executive and senior officers who are not directors.

Jeremy FitzGerald, age 43, has served as a managing director since 1997. Ms. FitzGerald is responsible for originating, structuring and negotiating high yield investments. Prior to that time, she served as a principal of Victor Capital Group and had been employed in various positions at such firm since May 1990. She was previously employed in various positions at PaineWebber Incorporated.

Geoffrey G. Jervis, age 35, has served as our chief financial officer since 2005. Prior to that time, he served as our director of capital markets since 2004. He has been employed by us in various positions since 1999. Prior to joining us, Mr. Jervis was the chief of staff to the New York City Economic Development Corporation under the Giuliani Administration.

Stephen D. Plavin, age 47, has served as our chief operating officer since 1998. Prior to that time, Mr. Plavin was employed for fourteen years with the Chase Manhattan Bank and its securities affiliate, Chase Securities Inc. Mr. Plavin held various positions within the real estate finance unit of Chase, including the management of: loan origination and execution, loan syndications, portfolio management, banking services and real estate owned sales. He served as a managing director responsible for real estate client management for Chase’s major real estate relationships and in 1997 he became co-head of global real estate for Chase. Mr. Plavin serves as a director of Omega Healthcare Investors, Inc., a skilled nursing real estate investment trust.

Thomas C. Ruffing, age 46, has served as chief credit officer and head of asset management since July 2006. Mr. Ruffing is responsible for the credit writing and asset management of all of our investment portfolios. Prior to that time, he served as our director of asset management since 2001. Prior to joining us in 2001, Mr. Ruffing was employed by JPMorgan Chase serving in its real estate and lodging investment banking group since 1990.

Jay Thailer, age 38, has served as Director of Finance and Accounting since 2006. Prior to joining Capital Trust, he served as Chief Financial Officer and Executive Vice President of DVL, Inc., a publicly traded commercial finance and real estate operating company. Mr. Thailer is a Certified Public Accountant.

Compensation Committee Report*

Introduction

Our compensation committee oversees our compensation programs. Our compensation committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the chief executive officer’s performance in light of those goals and objectives and, determining and approving the chief executive officer’s compensation level based on this evaluation. Our compensation committee is also responsible for reviewing and approving the salaries and other compensation of our other executive officers. Each member of our compensation committee is independent under the New York Stock Exchange listing requirements. The compensation committee’s function is more fully described in its charter which has been approved by our board of directors. The charter can be viewed, together with any future changes that may occur, on our website at www.capitaltrust.com.

Compensation Discussion & Analysis

Our compensation committee has reviewed the Compensation Discussion & Analysis with management and, based on that review, recommends to the board of directors that it be included in our annual report on Form 10-K and our proxy statement.

Compensation Committee

Joshua A. Polan
Lynne B. Sagalyn

*       The material in this report is not “solicitation material,” is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

Compensation Discussion and Analysis

I.   Administration of Compensation Programs

Our compensation committee oversees our compensation programs. Our compensation committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the chief executive officer’s performance in light of those goals and objectives, and determining and approving the chief executive officer’s compensation level based on this evaluation. Our compensation committee is also responsible for reviewing and approving the salaries and other compensation of our named executive officers (“NEOs”). Our NEOs include John R. Klopp, our chief executive officer, or CEO, Stephen D. Plavin, our chief operating officer, or COO, Geoffrey G. Jervis, our chief financial officer, or CFO and Thomas C. Ruffing, our chief credit officer, or CCO.

II.   Compensation Philosophy and Program Objectives

Our executive compensation program consists of three main elements:  an annual base salary, annual cash bonus compensation and long-term incentive compensation.

We believe that the compensation provided to our executives should be commensurate with the performance of the company and must recognize the competitive environment for talented executives in which we operate. We compete for talent with other public and private commercial mortgage finance platforms as well as the commercial mortgage backed securities (CMBS) and structured finance groups within Wall Street commercial banks and investment banking firms. The overall principle guiding our NEO compensation is to pay total compensation that rewards outstanding performance in line with the competitive market. The actual compensation paid to each NEO will vary based on company and individual performance and the NEO’s role within the company. Starting with our CEO in 2004, in response to the competitive environment, we began to enter into employment agreements with our NEOs and as of 2006 all four NEOs were employed under long-term employment agreements that, among other things, specify their salary, bonus and long-term incentive compensation.

Our objective is to provide compensation packages that attract, retain and motivate experienced and qualified executives, reward individual performance, align the interests of our NEOs with those of our shareholders and provide incentives for the creation of long-term shareholder value. We have designed the bonus and long-term compensation elements of our NEO compensation program to link individual compensation to the achievement of objective performance measures relating to key business goals that drive our financial performance.

III.   Procedural Approach

A.   Role of the Board of Directors and Compensation Committee

Consistent with our philosophy, bonus and long-term compensation elements of our compensation are designed to be commensurate with the performance of the company. Our board of directors has endorsed the strategic business goals for our company which are centered on profitably growing the balance sheet and investment management segments of our business consistent with our leveraged investment strategy. Our compensation committee in consultation with our CEO translates these strategic business goals into performance measures that are included in the executive officers’ performance compensation awards to determine the annual cash bonus opportunities and/or long-term incentive compensation opportunities provided for our CEO, COO and CFO in their employment agreements. Our compensation committee has the discretion to take into account company performance in awarding additional bonuses to our CCO above the minimum amount specified in his employment agreement. Our CEO attends compensation committee meetings, but does not attend executive sessions. Our CEO makes recommendations to the compensation committee regarding the compensation of other NEOs, but does not vote on matters presented for approval or action by the compensation committee.

The compensation committee engaged the services of a compensation consultant, FPL Associates Compensation, a division of FPL Associates L.P. (“FPL”), at the time we entered into the employment agreements with our COO, CFO and CCO in 2005 and 2006 and the compensation packages for these NEOs were determined to be “at market”. Previously, in 2004, FPL was also engaged by the then compensation committee to consult with respect to the employment agreement we entered into with our CEO. Our compensation committee held five meetings during the year ended December 31, 2006 and subsequent meetings in 2007 with respect to 2006 compensation decisions. For 2006, the employment agreement for our CEO provided for an annual cash bonus opportunity, and a long-term incentive compensation opportunity (to earn restricted and performance stock, subject to further vesting) and the employment agreement for our COO provided for an annual cash bonus opportunity, in each case to be earned based on the achievement of objective performance measures at specified threshold, target and maximum performance levels approved by the compensation committee after consultation with our CEO. The performance measures approved by the compensation committee for 2006 consisted of (i) dividends declared, (ii) gross originations of new investments, (iii) net income per share, (iv) return on average common equity and (v) fund equity raised. At its January 2007 meeting, the compensation committee obtained calculations from our CFO and director of finance and approved payouts and awards to our CEO and COO at the maximum performance level for the performance achieved in 2006. The employment agreements for our CFO and CCO provided for specified minimum annual cash bonuses for 2006.

B.   Interaction with Compensation Consultant

In 2006, the compensation committee engaged the services of FPL to assist with the review of the total compensation paid to our NEOs and to provide a benchmarking analysis of the level of compensation paid to the NEOs as a group. The principal objective of the benchmarking analysis was to use historical data to help establish the competitiveness of the pay package relative to a mixture of three peer groups discussed below under “IV. Compensation Structure—D. Pay Levels and Benchmarking.” FPL concluded the compensation packages for these NEOs as a group were “at market”.

In 2006, the compensation committee also engaged FPL to assist the compensation committee in finalizing the employment agreement with our CFO based on a benchmarking analysis of this position.

IV.   Compensation Structure

A.   Overview of Elements of Pay

In 2006, we utilized three main elements of compensation:

•        Annual Base Salary—Fixed salary as set forth in the executives’ employment agreements, subject to increase from time to time at the discretion of the board of directors;

•        Annual Cash Bonus—Variable pay in the form of cash bonuses that is designed to reward executives for the attainment of annual business goals; and

•        Long-Term Incentive Compensation—Awarded in the form of (i) restricted and performance stock awards and/or (ii) cash based performance awards with payouts based on our receipt of incentive management fees from third party investment management vehicles we manage.

B.   Detail of Elements of Pay

(1)   Base Salary

Pursuant to their employment agreements, the NEOs receive a base annual salary, subject to possible increases by the board of directors. The annual salaries vary according to the levels of responsibility undertaken by the executive officers. We strive to compensate our NEOs with salaries commensurate with prevailing compensation practices in public and private commercial mortgage finance platforms as well as the CMBS and structured finance groups within Wall Street commercial banks and investment banking firms. The compensation committee periodically may review base salaries for our named executive officers on its own initiative or at the recommendation of our CEO.

Consistent with our philosophy of designing our executive compensation program to be commensurate with company performance, our mix of compensation is weighted towards the variable and long-term incentive components. Pursuant to their  employment agreements, the NEOs are provided with opportunities for variable and long-term incentive compensation.

John R. Klopp serves as our CEO and president pursuant to an employment agreement entered into as of February 24, 2004. The employment agreement provides for Mr. Klopp’s employment through December 31, 2008. Under the employment agreement, Mr. Klopp will receive a base salary of $600,000 per year, subject to possible increase at the discretion of our board of directors.

Stephen D. Plavin serves as our chief operating officer pursuant to an employment agreement entered into as of December 28, 2005. The employment agreement provides for Mr. Plavin’s employment through December 31, 2008, subject to our option to extend through December 31, 2009. Under the employment agreement, Mr. Plavin received a base salary at an annual rate of $450,000 for the remainder of calendar year 2005 and, as of January 1, 2006, Mr. Plavin’s base salary was increased to $500,000 per year, subject to possible increase at the discretion of our board of directors.

Geoffrey G. Jervis serves as our chief financial officer pursuant to an employment agreement entered into as of September 29, 2006. The employment agreement provides for Mr. Jervis’ employment through December 31, 2009, subject to our option to extend through December 31, 2010. Under the employment agreement, Mr. Jervis will receive a base salary of $350,000 per year, or $425,000 per year if employment is extended for the option year, subject to possible increase at the discretion of our board of directors.

Thomas C. Ruffing serves as our chief credit officer and head of asset management pursuant to an employment agreement entered into as of August 4, 2006. The employment agreement provides for Mr. Ruffing’s employment through December 31, 2008. Under the employment agreement, Mr. Ruffing will receive a base salary of $250,000 per year, subject to possible increase at the discretion of our board of directors.

In 2006, we entered into employment agreements with Messrs. Jervis and Ruffing and in connection therewith the compensation committee recommended increases in their annual base salaries; an increase from $250,000 to $350,000 for Mr. Jervis and from $175,000 to $250,000 in the case of Mr. Ruffing.

(2)   Annual Cash Bonus

We award cash bonuses as a short-term incentive to drive the achievement of our annual performance goals and to focus executive behavior on the fulfillment of annual business objectives. Pursuant to their employment agreements, our CEO and COO were eligible to earn annual cash bonuses for 2006 tied to the achievement of threshold, target or maximum performance levels set for performance measures selected by the compensation committee. This annual bonus opportunity is contained in performances awards granted under our 2004 Plan. Performance levels were set at levels that were achievable, but require better than prior year performance, except with respect to levels for percentage return on average common equity and third party capital raised for our investment management business, both of which did not change from the previous year since they were set at levels the compensation committee did not view as requiring an increase in order to serve as an appropriate incentive for superior performance. Our CEO and COO were eligible to earn annual cash bonuses ranging from 100% of base salary at threshold performance to 200% of base salary at maximum performance, with a target of 150% of base salary at target performance. In 2007, our CFO’s annual cash bonus will follow the same performance based format as our CEO and COO.

As noted above, for 2006, the performance measures approved by the compensation committee for 2006 consisted of (i) dividends declared, (ii) gross originations, (iii) net income per share, (iv) return on average common equity and (v) fund equity raised and were weighted 30%, 20%, 20%, 20% and 10%, respectively, in the case of Mr. Klopp and 25%, 30%, 20%, 20% and 5%, respectively, in the case of Mr. Plavin. In February 2007, the compensation committee confirmed that the maximum level of performance was achieved, entitling Mr. Klopp to a cash bonus of $1,200,000 and Mr. Plavin to a cash bonus of $1,000,000 for 2006.

Mr.  Jervis and Mr. Ruffing received annual cash bonuses for 2006 of $650,000 and $300,000 pursuant to the terms of their employment agreements, except that Mr. Ruffing’s bonus included an additional $50,000 discretionary bonus which the compensation committee awarded based on superior individual performance. For 2007, our CFO’s annual cash bonus opportunity will follow the same format as discussed above for our CEO and COO, to be earned based on the achievement of threshold, target or maximum performance levels set for performance measures selected by the compensation committee, but our CCO will continue to receive at least the minimum annual cash bonus set forth in his employment agreement.

In March 2007, in accordance with their employment agreements, the compensation committee set the performance measures and the relative weights assigned to them (which vary by officer) that will be used to determine the amount of cash bonuses to be earned based upon the achievement of the threshold, target and maximum performance levels specified by the committee. These performance measures consist of: (i) dividends declared, (ii) gross originations, (iii) net income per share, (iv) return on average common equity and (v) fund equity raised and are weighted 30%, 20%, 20%, 20% and 10%, respectively, in the case of Mr. Klopp, 25%, 30%, 20%, 20% and 5%, respectively, in the case of Mr. Plavin and 25%, 20%, 25%, 20% and 10%, respectively, in the case of Mr. Jervis. Performance levels have again been set at levels that are achievable, but require better than prior year performance except with respect to levels for percentage return on average common equity and third party capital raised for our investment management business, both of which did not change from the previous year since they were set at levels the compensation committee did not view as requiring an increase in order to serve as an appropriate incentive for superior performance.

(3)   Long-Term Incentive Compensation

Since we elected to be taxed as a REIT in 2003, the principal form of equity based long-term incentive compensation awarded to NEOs has taken the form of time-vested restricted stock and performance-vested performance stock issued under our amended and restated 2004 long-term incentive plan, or 2004 Plan, which is administered by the compensation committee. In addition, we also award cash based long-term incentive compensation in the form of performance awards issued under the 2004 Plan that provide for payouts based on our receipt of incentive management fees from third party investment management vehicles we manage. We believe these awards focus NEO behavior on the fulfillment of long-term business objectives, and create a sense of ownership in the company that causes executive decisions to be aligned with the best interests of our shareholders.

Pursuant to his employment agreement, for 2006, Mr. Klopp was eligible to earn shares of restricted and performance stock, subject to future vesting, tied to the achievement of threshold, target or maximum performance levels set for performance measures selected by the compensation committee. Mr. Klopp was eligible to earn shares of restricted and performance stock with a value ranging from $250,000 at threshold performance to $750,000 at maximum performance, with a target of $500,000 at target performance. The performance measures and weights assigned were the same as set for his annual cash bonus opportunity as described above. In February 2007, the compensation committee confirmed that the maximum level of performance was achieved with respect to the selected performance measures, and as a result, Mr. Klopp earned an award of 14,970 shares of restricted and performance stock, (valued at $750,000 based on the NYSE closing price on the date of confirmation), including 7,485 shares of restricted stock which will vest in equal installments over the three year period commencing on January 1, 2007 and ending on December 31, 2009 and 7,485 shares of the performance stock that will vest on December 31, 2010 provided that the total shareholder return during the vesting period is at least 13% per annum.

In 2006, Mr. Jervis and Mr. Ruffing were awarded restricted and/or performance stock in connection with the entry into their employment agreements with the company. Mr. Jervis was awarded 50,000 shares of performance and restricted stock, including 25,000 shares of restricted stock which vest over time in eight equal quarterly installments commencing on March 31, 2008 and 25,000 shares of performance stock which vest on December 31, 2009 if the total shareholder return, measured for the period commencing on the effective date and ending on December 31, 2009, is at least 13% per annum. Mr. Ruffing was awarded 19,510 shares of restricted and performance stock, including 9,755 shares of restricted stock which vest over time in two equal installments on December 31, 2007 and  December 31, 2008 and 9,755 shares of performance stock which vest on December 31, 2008 if the total shareholder return, measured for the term of the agreement, is at least 13% per annum.

In 2006, pursuant to his employment agreement, Mr. Ruffing was also awarded long-term incentive compensation in the form of a cash based performance award pursuant to the 2004 Plan which provides for cash payments equal to 4% of the amount of cash we receive, if any, as incentive management fees from the third private equity fund managed by us, that vests 65% as of the grant date and 35% upon our receipt of the incentive management fees.

Mr. Plavin and Mr. Jervis’ respective employment agreements contain an option for us to extend the terms of the agreements by one year through December 31, 2009 and December 31, 2010, respectively. In the event the options are exercised by us, Mr. Plavin and Mr. Jervis are entitled to grants of 30,000 and 16,875 shares of restricted stock, respectively.

For fiscal year 2007, the board of directors adopted the 2007 Long-Term Incentive Plan, or 2007 Plan, effective upon shareholder approval. The 2007 Plan will include shares available for issuance under the 2004 Plan and will constitute the sole long-term incentive plan that governs all aspects of the company’s long-term incentive compensation. The 2007 Plan is detailed under the caption “Proposal 2—Approval and Adoption of the Capital Trust, Inc. 2007 Long-Term Incentive Plan” on page 32 of this proxy statement.

(c)   Stock Option Awards

We made no grants of stock options to our named executive officers in 2006. All outstanding stock options have vested, having been granted prior to our election to be taxed as a REIT in 2003, after which we determined to use restricted and performance stock as the principal form equity based long-term incentive compensation awarded to NEOs.

(4)   Retirement, Perquisites and Other Personal Benefits

We do not maintain any defined benefit or supplemental executive retirement programs for NEOs. We do, however, maintain a 401(k) plan and we match the first 3% of deferrals on a dollar-for-dollar basis.

In addition, Mr. Klopp is entitled to have premiums paid for life insurance, a leased car and a driver employed by the company.

C.   Interrelationship of Elements of Pay

In determining the overall mix of elements comprising total compensation, the compensation committee emphasizes the relationship of compensation to performance. Accordingly, in the case of the CEO, COO and CFO, a significant portion of total compensation that may be earned is performance based. This approach to compensation provides the executives with a base level of compensation, while motivating the executives to enhance our business and achieve our goals, thereby producing a high level of performance for the company and greater variable pay for the executive. We also award significant levels of long-term incentive compensation that through time or performance vesting provide a counter-balance to short-term annual cash bonus compensation and advance the company’s retention and motivation compensation objectives.

D.   Pay Levels and Benchmarking

The total annual compensation (salary, cash bonuses and long-term incentive compensation) for NEOs are determined based on several factors including, the individual’s position and responsibilities, as well as the pay levels in the marketplace for similar positions. As noted above, based on its benchmarking study, FPL has advised that the total compensation of the NEOs as a group is “at market.” The benchmarks used for the NEOs are drawn from a mixture of peer groups designed to provide a broader rather than more limited view of the compensation universe. The three main peer groups are:  (1) the public commercial mortgage company peer group, (2) the Wall Street investment bank CMBS peer group, and (3) the traditional banks and related lenders CMBS peer group. The benchmark study analyzed various components of compensation, including base salary, annual cash bonuses, total annual cash, the value of long-term incentive awards, and total compensation.

V.   Timing of Equity Grants

Equity based awards to our NEO, other officers and employees are currently awarded under our 2004 Plan which will be replaced with the 2007 Plan upon shareholder approval. As administrator, the compensation committee is authorized in its discretion to grant awards under the plans, establish the terms of such awards, including vesting terms, prescribe grant agreements evidencing such awards and establish programs for granting awards. The compensation committee has not delegated its authority to make awards or prescribe the terms (including vesting terms) to our management. Our CEO makes recommendations to the compensation committee regarding the officers and employees recommended to receive awards, the type of award, the number of shares subject to the award and other terms of such award, including vesting terms and the life of the award.

Our policy provides for annual grants of equity based awards and we do not have any plans, policies or practices to time the grant of equity awards to our executive officers in coordination with the release of material non-public information. Grants of other equity-based awards are determined by the compensation committee and typically are made in January or February of each calendar year after a review of the company’s and individuals’ performance during the prior year. We do not follow a set schedule for making equity grants under our plans and grants may also occur at other times of the year upon execution of a new employment agreement or at the time of new hire.

Awards of restricted and performance stock to existing employees are denominated in a dollar value and the number of shares awarded is currently determined using a 30-day average price for the period immediately preceding the grant date except that in the case of new hires, the number of shares awarded is determined using the employee’s start date for determining the base price. Approvals of equity based awards are typically obtained at meetings of the compensation committee, but management may also seek approvals by unanimous written consent of the committee members.

In connection with the execution of Mr. Ruffing’s and Mr. Jervis’ employment agreements, we awarded these executive officers shares of restricted and performance stock. The grant of such restricted stock was made on the same day the compensation committee convened to approve the underlying employment agreement.

No options were granted to any executive officers during 2006.

VI.   Stock Ownership Guidelines

As disclosed under the caption “Security Ownership of Certain Beneficial Owners and Management “ below, our named executive officers are shareholders of the company. We do not currently have stock ownership guidelines for our named executive officers.

VII.   Adjustment or Recoupment of Awards

The 2007 Long-Term Incentive Plan, adopted by the board of directors and effective upon shareholder approval, will become the sole vehicle for granting equity awards. The 2007 Plan contains a forfeiture or clawback mechanism to recoup awards from a NEO to the extent any of our financial results are misstated as a result of the NEO’s willful misconduct or gross negligence and the financial results are restated downward.  In addition, Section 304 of Sarbanes-Oxley provides an ability to recover incentive awards in certain circumstances. Under this law, if we are required to restate our financials due to noncompliance with any financial reporting requirements as a result of misconduct, the chief executive officer and chief financial officer must reimburse us for (1) any bonus or other incentive- or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and (2) any profits realized from the sale of our securities during those 12 months.

VIII.   Post-Employment Severance and Change-in-Control Benefits

Each named executive officer has an employment agreement that provides for severance payments and other benefits, including following a change in control that results in a loss of employment or a significant change in employment. The table below reflects the amount of compensation payable to each of our named executive officers in the event the executive’s employment is terminated on specified grounds. An executive officer’s employment terminates upon his death, and we may terminate his/her employment upon disability that has incapacitated him for 180 consecutive days, or for conduct defined as “cause” in the employment agreement or for reasons other than for cause. An executive officer may terminate his employment agreement for “good reason” as defined in the agreement, which includes the assignment of materially inconsistent duties, responsibilities and title and change in control, or without good reason. The amounts shown assume that such termination was effective as of December 31, 2006, and thus include amounts earned through such date and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the company.

Name and Termination Event	Cash Severance Payment		Continuation of Employer—Paid Health Insurance		Acceleration of Stock Awards(1)		Acceleration of Management Fee Performance Compensation Awards		Total Termination Benefits
John R. Klopp
Termination For Cause/Resignation Without Good Reason	$0	(2)	$0		$0		$0		$0
Disability	$900,000	(3)	$16,529	(4)	$3,418,593	(5)	$187,669	(6)	$4,522,791
Termination Other Than For Cause or Disability/Resignation With Good Reason(7)	$3,600,000	(8)	$24,793	(9)	$13,555,764	(10)	$345,400	(11)	$17,525,957
Death	$1,200,000	(12)	$16,529	(4)	$3,418,593	(5)	$187,669	(6)	$4,822,791
Geoffrey G. Jervis
Termination For Cause/Resignation Without Good Reason	$0	(2)	$0		$0		$0		$0
Disability	$825,000	(13)	$16,529	(4)	$117,359	(5)	$47,684	(6)	$1,006,572
Termination Other Than For Cause or Disability/Resignation With Good Reason(7)	$3,275,000	(14)	$24,793	(9)	$3,132,686	(10)	$92,375	(11)	$6,524,854
Death	$650,000	(12)	$16,529	(4)	$117,359	(5)	$47,684	(6)	$831,572
Stephen D. Plavin
Termination For Cause/Resignation Without Good Reason	$0	(2)	$0		$0		$0		$0
Disability	$1,000,000	(13)	$16,529	(4)	$1,330,002	(5)	$140,424	(6)	$2,486,955
Termination Other Than For Cause or Disability/Resignation With Good Reason(7)	$3,250,000	(15)	$24,793	(9)	$5,434,270	(10)	$271,866	(11)	$8,980,929
Death	$1,000,000	(12)	$16,529	(4)	$1,330,002	(5)	$140,424	(6)	$2,486,955
Thomas C. Ruffing
Termination For Cause/Resignation Without Good Reason	$0	(2)	$0		$0		$0		$0
Disability	$375,000	(16)	$16,529	(4)	$79,754	(5)	$86,069	(6)	$557,352
Termination Other Than For Cause or Disability/Resignation With Good Reason(7)	$1,250,000	(17)	$24,793	(9)	$1,372,751	(10)	$170,192	(11)	$2,817,736
Death	$250,000	(12)	$16,529	(4)	$79,754	(5)	$86,069	(6)	$432,352

          (1) For valuation purposes, assumes closing price on New York Stock Exchange on December 31, 2006 of $49.94.

          (2) Includes unpaid base salary and payment for accrued vacation days.

          (3) Includes continuation of base salary until disability insurance payments begin (assumes disability payments begin immediately) and pro rata payment of bonus (at a rate of 1.5 times base salary).

          (4) Includes twelve months payment of health insurance benefits.

          (5) One year of continued vesting and forfeiture of all awards that vest after the end of the one-year period.

          (6) One year of continued vesting and forfeiture of all awards that vest after the end of the one-year period. For Fund II, assumes $958,000 of such payments are made during the one-year period (100% of the remaining estimated payments). For Fund III, assumes $3,755,500 of such payments are made during the one-year period (50% of the remaining estimated payments of $7,511,000).

          (7) “Good Reason” includes, among other things, certain change of control scenarios. For a full definition, please see each officers respective employment agreement which is filed with the SEC.

          (8) Includes two times base salary and highest annual bonus during the term of the employment agreement.

          (9) Includes eighteen months payment of health insurance benefits.

    (10) Vesting of all outstanding unvested awards.

    (11) Vesting of all outstanding unvested awards. Assumes total payments received by Fund II and Fund III are  $958,000 and $7,511,000, respectively.

    (12) Includes payment of accrued but unpaid bonus.

    (13) Includes continuation of base salary for six months and pro rata payment of bonus (at a rate of 1.5 times base salary except for 2006 bonus of $650,000 for Mr. Jervis).

    (14) Includes base salary and bonus (at a rate of 1.5 times base salary except for 2006 bonus of $650,000) from termination date through December 31, 2009.

    (15) Includes base salary and bonus (at a rate of 1.5 times base salary) through expiration of Mr. Plavin’s employment agreement on December 31, 2008.

    (16) Includes continuation of base salary for six months and pro rata payment of minimum bonus.

    (17) Includes base salary and minimum bonus through December 31, 2008.

IX.   Impact of Tax and Accounting

Section 162(m) of the Internal Revenue Code of 1986 limits the deductibility in our tax return of compensation over $1 million to any of our executive officers unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by our shareholders. The compensation committee’s policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted, while simultaneously providing our executives with appropriate rewards for their performance and therefore committee may when determined authorize the payment of compensation to named executive officers outside the limits of Section 162(m).

X.   Conclusion

The compensation committee believes that each of the total compensation paid to our NEOs is competitive and appropriate in view of the results from the benchmarking study under taken by FPL and given the context of our business achievements and the individual performance of the NEOs in 2006.

Executive Compensation

Summary Compensation Table

The following table sets forth for the year indicated the annual compensation of our chief executive officer, our chief financial officer and our other “named executive officers,” as such term is defined in Item 402(a) of Regulation S-K. The annual bonus opportunity for Messrs. Klopp and Plavin are provided pursuant to performance awards and consequently are reported in the Non-Equity Incentive Plan Compensation column.

Name and Principal Position	Year	Salary $	Bonus $ (1)	Stock Awards $ (2)	Non-equity Incentive Plan Compensation $ (3)	All Other Compensation $ (4)	Total $
John R. Klopp	2006	600,000	—	2,026,579	1,303,279	68,160	3,998,018
Chief Executive Officer
Geoffrey G. Jervis	2006	269,262	650,000	336,401	21,040	6,600	1,283,303
Chief Financial Officer
Stephen D. Plavin	2006	500,000	—	1,314,818	1,103,279	8,885	2,926,982
Chief Operating Officer
Thomas C. Ruffing	2006	203,462	300,000	218,418	21,172	6,600	749,652
Chief Credit Officer and Head of Asset Management

(1)          Mr. Jervis and Mr. Ruffing were paid $650,000 and $250,000 annual cash bonuses, respectively, pursuant to minimum amounts stipulated in their employment agreements for performance in 2006. Mr. Ruffing also received an additional $50,000 discretionary cash bonus for his performance in 2006. Pursuant to their contracts, Mr. Klopp and Mr. Plavin receive annual cash bonuses under our long term incentive compensation plan. Consequently, their annual cash bonuses are presented in the chart above in the column entitled Non-equity Incentive Plan Compensation and are described in (3) below.

(2)          Represents the dollar amount recognized by the company for financial statement reporting purposes in the 2006 calendar year for the fair value of the performance shares and restricted shares granted in 2006 and all prior fiscal years, in accordance with FAS 123R. These amounts reflect the company’s accounting expense for these awards, and do not correspond to the actual value recognized by the named executive officers nor to the amount of compensation awarded for performance in 2006. Pursuant to SEC rules, the amounts shown exclude the potential impact from estimated forfeitures related to service-based vesting conditions. For additional information concerning FAS 123R, refer to the financial statements in the Form 10-K for the year ended December 31, 2006.

(3)          Pursuant to their employment agreements, Mr. Klopp and Mr. Plavin received performance awards that provide for cash payments intended as an annual bonus, based upon the achievement by the company of certain quantitative performance hurdles. For performance year 2006 (paid in February 2007), these amounts were $1,200,000 and $1,000,000 for Mr. Klopp and Mr. Plavin, respectively. The amounts reported also include amounts received by named executive officers pursuant to previously granted performance awards representing derivative interests in incentive management fees received by us in 2006 from one of our third party investment management vehicles, CT Mezzanine Partners II, LP. In 2006, both Mr. Klopp and Mr. Plavin received $103,279 of such payments.

(4)          The company provided a 401(k) matching contribution in the amount of $6,600 to all named executive officers. In addition, pursuant to his employment agreement, Mr. Klopp was reimbursed for the expense of a leased car ($20,102) and was provided the services of a driver ($41,458). Mr. Plavin, pursuant to his employment agreement, was reimbursed for life insurance premiums ($2,285).

Grants of Plan-Based Awards

The following table provides information on performance awards made pursuant to our 2004 Plan that provide for cash payments or further awards of restricted stock and performance stock granted in 2006 to each named executive officer. There can be no assurance that the grant date fair value of stock and stock option awards will ever be realized.

		Estimated future payouts under non-equity incentive plan awards (1)				Estimated future payouts under equity incentive plan awards (2)			All other stock awards: number of shares		Grant Date fair value
Name	Grant date	Thres- hold ($)	Target ($)		Maxi- mum ($)	Thres- hold ($)	Target ($)	Maxi- mum ($)	of stock or units (#)		of stock awards ($)
John R. Klopp	3/30/06 3/29/05	600,000 —	900,000 —		1,200,000 —	250,000 —	500,000 —	750,000 —	— 24,193	(3)	— 749,983	(3)
Geoffrey G. Jervis	9/29/06	—	—		—	—	—	—	50,000	(4)	2,036,500	(4)
Stephen D. Plavin	3/30/06	500,000	750,000		1,000,000	—	—	—	—		—
Thomas C. Ruffing	8/4/06	—	300,440	(5)	—	—	—	—	19,510	(4)	675,046	(4)

(1)             Pursuant to their employment agreements, Mr. Klopp and Mr. Plavin are entitled annually to receive performance awards that provide for cash payments intended as an annual bonus based upon the achievement by the company of certain quantitative performance levels set for certain selected performance measures. Amounts payable to Mr. Klopp and Mr. Plavin range from one to two times their annual base salaries with a target of one and a half times. Amounts actually paid to Mr. Klopp and Mr. Plavin with respect to year 2006 performance were $1,200,000 and $1,000,000, respectively. These amounts were paid in February 2007 and are reflected in the Summary Compensation Table as Non-Equity Incentive Plan Compensation.

(2)             Pursuant to his employment agreement, Mr. Klopp is entitled to receive annually a performance award that provides an annual right to earn awards of restricted and performance stock based upon the achievement by the company of certain quantitative performance levels set for certain selected performance measures. The dollar values of these performance awards range from $250,000 to $750,000 with a target of $500,000. In February 2007, with respect to his performance award granted in March 2006, upon confirmation of the performance levels achieved for 2006, Mr. Klopp earned an award of 14,970 shares of restricted and performance stock (valued at $750,000 based upon a $50.10 per share price as of the date of confirmation and issuance of the stock). This stock award earned is comprised of 7,485 shares of restricted stock that vest based upon the passage of time and Mr. Klopp’s continued service at the company, and 7,485 shares of performance stock that vest based upon the achievement of at least a 13% total shareholder return for the period commencing at the confirmation date through December 31, 2010. This award of restricted and performance stock earned upon confirmation of the performance levels achieved are not reported in the Summary Compensation Table in accordance with applicable SEC rules.

(3)             In February 2006, upon confirmation of the performance levels achieved for 2005 with respect to the selected performance measures contained in the performance award granted in March 2005, pursuant to his employment agreement, Mr. Klopp earned an award of 24,193 shares of restricted and performance stock, valued at $749,983 based upon a $31.00 per share price on the date of confirmation and issuance of the stock. This award is comprised of 12,097 shares of restricted stock that vest based upon the passage of time and Mr. Klopp’s continued service with the company, and 12,096 shares of performance stock that vest based upon the achievement of at least a 13% total shareholder return for the period commencing at the confirmation date through December 31, 2009.

(4)             In 2006, Mr. Jervis and Mr. Ruffing each entered into employment agreements with the company. In conjunction with the execution of their employment agreements, Mr. Jervis and Mr. Ruffing were granted awards of 50,000 and 19,510 shares of restricted and performance stock, respectively. These awards are comprised of 25,000 (Mr. Jervis) and 9,755 (Mr. Ruffing) shares of restricted stock that vest based upon the passage of time and each officer’s continued service with the company, and 25,000 (Mr. Jervis) and 9,755 (Mr. Ruffing) shares of performance stock that vest based upon the achievement of at least a 13% total shareholder return for the period commencing at the grant date through the end of their respective contracts.

(5)             In conjunction with the execution of his employment agreement, Mr. Ruffing was granted a performance award representing a phantom interest of 4.0% of the incentive management fees receivable by us from one of our third party investment management vehicles, CT Mezzanine Partners III, Inc., or Fund III. The value of the grant as shown is the amount that would be payable to Mr. Ruffing by the company from its receipt of payments from Fund III assuming those payments were made December 31, 2006 based upon the book value of Fund III’s assets and liabilities as of that date (a methodology that we believe arrives at a reasonable expectation for the future value of incentive management fees from Fund III). No payments of Fund III incentive management fees were received by the company in 2006 and any future payments will be dependent upon, among other things, the continued performance of the assets of Fund III.

Outstanding Equity Awards at Fiscal Year-End

The following table shows the number of shares covered by stock options and restricted and performance stock grants held by our named executive officers on December 31, 2006.

No stock options have been granted since our election to be taxed as a REIT in 2003 after which we determined to use restricted and performance stock as the principal form of equity based long-term incentive compensation. All stock options are fully vested.

		Option Awards			Stock Awards
	Grant	Number of securities underlying unexercised options currently exercisable	Option exercise price	Option expiration	Number of shares of restricted stock that have not vested (1)		Market value of shares of restricted stock that have not vested (2)	Equity incentive plan awards: number of unearned shares of performance stock that have not vested (3)		Equity incentive plan awards: market or payout value of unearned shares of performance stock that have not vested (2)
Name	year	(#)	($)	date	(#)		($)	(#)		($)
John R. Klopp	1997 1998 2000 2001 2002 2004 2004	25,000 33,334 33,334 33,334 83,334 — —	18.00 30.00 18.00 13.50 15.90 — —	7/15/07 1/30/08 2/24/10 2/1/11 2/1/12 — —	— — — — — 3,647 109,409	(4)	— — — — — 182,131 5,463,885	— — — — — 10,941 109,409	(5)	— — — — — 546,394 5,463,885
	2005 2006	— —	— —	— —	7,150 8,065		357,071 402,766	10,724 12,096		535,557 604,074
Geoffrey G. Jervis	2001 2004 2005 2006 2006	2,223 — — — —	13.50 — — — —	2/1/11 — — — —	— 365 1,283 4,032 25,000	(6)	— 18,228 64,073 201,358 1,248,500	— 1,094 1,923 4,032 25,000	(7)	— 54,634 96,035 201,358 1,248,500
Stephen D. Plavin	1998 2001 2004 2005 2005	33,334 16,667 — — —	27.00 15.00 — — —	8/15/08 5/7/11 — — —	— — 1,824 4,617 45,000	(8)	— — 91,091 230,573 2,247,300	— — 5,470 6,925 45,000	(9)	— — 273,172 345,835 2,247,300
Thomas C. Ruffing	2004 2005 2006 2006	— — — —	— — — —	— — — —	547 1,026 1,613 9,755	(6)	27,317 51,238 80,553 487,165	1,641 1,539 1,612 9,755	(7)	81,952 76,858 80,503 487,165

(1)          Represents the number of shares underlying restricted stock awards that vest based upon the passage of time and the employees’ continued service at the company.

(2)          Market value of shares based upon the $49.94 NYSE closing price on the last trading day of 2006 (12/29/06).

(3)          Represents the number of shares underlying performance stock awards that vest based upon the achievement of certain returns to our shareholders for the period commencing at the grant date through the end of the award agreement.

(4)          Represents restricted stock received in conjunction with entering into an employment contract in 2004.

(5)          Represents performance stock received in conjunction with entering into an employment contract in 2004.

(6)          Represents restricted stock received in conjunction with entering into an employment contract in 2006.

(7)          Represents performance stock received in conjunction with entering into an employment contract in 2006.

(8)          Represents restricted stock received in conjunction with entering into an employment contract in 2005.

(9)          Represents performance stock received in conjunction with entering into an employment contract in 2005.

Option Exercises and Stock Vested

The following table shows the number of shares of our class A common stock acquired upon the vesting of restricted stock awards during the year ended December 31, 2006. No performance stock awards were eligible to vest in 2006. No options were exercised by our named executive officers in 2006.

	Option Awards (1)		Stock Awards (2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
John R. Klopp	—	—	11,253	382,441
Geoffrey G. Jervis	—	—	1,840	57,077
Stephen D. Plavin	—	—	7,466	231,628
Thomas C. Ruffing	—	—	1,060	32,915

(1)          All options issued by us to named executive officers were issued prior to 2003, have fully vested pursuant to their respective award agreement and are exercisable.

(2)          The number of shares acquired on vesting is comprised of shares of restricted and performance stock which vested in 2006 pursuant to all prior grants to each employee and the value shown is based upon the market price on the various vesting dates.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2006:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	400,125	$21.18	1,334,345	(1)
Equity compensation plans not approved by security holders(2)	—	—	—
Total	400,125	$21.18	1,334,345	(1)

(1)          The number of securities remaining for future issuance consists of 555,890 shares issuable under our amended and restated 2004 long-term incentive plan, and a total of 778,455 shares issuable under the second amended and restated 1997 long-term incentive stock plan and our amended and restated 1997 non-employee director stock plan, all of which were approved by our shareholders. Awards under the plans may include restricted stock, unrestricted stock, stock options, stock units, stock appreciation rights, performance shares, performance units, deferred share units or other equity-based awards, as the board of directors may determine.

(2)          We have no equity compensation plans not approved by security holders.

Director Compensation

In 2006, our non-employee directors earned fees at an annual rate of $30,000. All of our non-employee directors, except for one, elect to receive their fees in the form of stock units issued under our amended and restated 1997 non-employee director stock plan. Payment for services is made quarterly. For those directors who receive stock units, the number of units is determined based upon the quarterly fee and the average stock price for the applicable quarter. Effective January 1, 2007, the annual fee for services payable to our non-employee directors was increased to $75,000. There is currently no separate compensation for service on committees of the board of directors. All directors are also reimbursed for travel expenses incurred in attending board and committee meetings. In 2007, our amended and restated 1997 non—employee director stock plan will expire. It is contemplated that future stock units issued to non-employee directors will be issued pursuant to the 2007 long term incentive compensation plan being considered by our shareholders at the annual meeting to be held June 7, 2007.

The following table sets forth the compensation paid by us to our non-employee directors for the fiscal year ended December 31, 2006:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Samuel Zell	30,000	—	—	—	—	—	30,000
Thomas E. Dobrowski	30,000	—	—	—	—	—	30,000
Martin L. Edelman	30,000	—	—	—	—	—	30,000
Craig M. Hatkoff	30,000	—	—	—	—	—	30,000
Edward S. Hyman	30,000	—	—	—	—	—	30,000
Henry N. Nassau	30,000	—	—	—	—	—	30,000
Joshua A. Polan	30,000	—	—	—	—	—	30,000
Lynne B. Sagalyn	30,000	—	—	—	—	—	30,000

(1)          With the exception of Mr. Polan, all of our non-employee directors elected to receive their fees in the form of stock units issued under our amended and restated 1997 non-employee director stock plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own, or are part of a group that owns, more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of Forms 3, 4 and 5 and amendments thereto available to us and other information obtained from our directors and officers and certain 10% shareholders or otherwise available to us, we believe that no director, officer or beneficial owner of more than 10% of our class A common stock failed to file on a timely basis a report required pursuant to Section 16(a) of the Securities Exchange Act with respect to 2006.

Security Ownership of Certain Beneficial Owners and Management

As of April 26, 2007, there were a total of 17,459,850 shares of our class A common stock issued and outstanding. The following table sets forth as of April 26, 2007, certain information with respect to the beneficial ownership of our class A common stock, by:

•       each person known to us to be the beneficial owner of more than 5% of our outstanding class A common stock,

•       each director, director nominee and named executive officer currently employed by us, and

•       all of our directors and executive officers as a group.

Such information (other than with respect to our directors and executive officers) is based on a review of statements filed with the SEC pursuant to Sections 13(d), 13(f) and 13(g) of the Securities Exchange Act of 1934 with respect to our class A common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Class
Greater than 5% Owner
Veqtor Finance Company, L.L.C. (2)	897,429		5.1%
Vornado Realty, L.P. (3)	1,424,474		8.1%
W. R. Berkley Corporation	2,000,000		11.4%
Neuberger Berman Inc. (4)	1,515,600		8.7%
Officers and Directors
Thomas E. Dobrowski	1,303	(5)	*
Martin L. Edelman	45,005	(6)	*
Craig M. Hatkoff	317,117	(7)(8)	1.8%
Edward S. Hyman	85,031	(9)	*
John R. Klopp	842,653	(7)(8)	4.8%
Henry N. Nassau	9,023	(10)	*
Geoffrey G. Jervis	69,488	(11)	*
Stephen D. Plavin	194,792	(12)	1.1%
Joshua A. Polan	—	(13)	—
Thomas C. Ruffing	35,761	(14)	*
Lynne B. Sagalyn	28,338	(6)	*
Samuel Zell	95,004	(6)(15)	*
All executive officers and directors as a group (12 persons)	1,723,515		9.7%

*                    Represents less than 1%.

(1)          The number of shares are those beneficially owned, as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

(2)          Zell General Partnership, Inc. is the sole managing member of Veqtor Finance Company, L.L.C. The sole shareholder of Zell General Partnership is the Sam Investment Trust, a trust established for the benefit of the family of Samuel Zell. Chai Trust Company, L.L.C. serves as trustee of the Sam Investment Trust. Mr. Zell is not an officer or director of Chai Trust Company and does not have voting or dispositive power over such shares. Veqtor Finance Company, L.L.C. is located at c/o Equity Group Investments, L.L.C., Two North Riverside Plaza, Chicago, Illinois 60606.

(3)          Beneficial ownership information is based on a statement filed pursuant to Section 13(d) of the Securities Exchange Act of 1934 by Vornado Realty, L.P. The address of Vornado Realty, L.P. is c/o Vornado Investments LLC, 210 Route 4 East Paramus, NJ 07652.

(4)          Beneficial ownership information is based on a statement filed pursuant to Section 13(g) of the Securities Exchange Act of 1934 jointly by Neuberger Berman Inc., Neuberger Berman, LLC, Neuberger Berman Management Inc. and Neuberger Berman Equity Funds, which we refer to collectively as Neuberger. The address of Neuberger entities is 605 Third Avenue, New York, NY 10158.

(5)          Represents 1,303 shares obtainable upon conversion of vested stock units.

(6)          In the case of Mr. Zell, Mr. Edelman and Dr. Sagalyn, includes 20,004 shares obtainable by each upon conversion of vested stock units. In the case of Mr. Zell and Mr. Edelman, includes 40,000 and 25,001 shares issuable upon the exercise of vested stock options.

(7)          Includes, in the case of Mr. Hatkoff, the 305,644 shares owned by CMH Investment Partnership LP, a family partnership for which Mr. Hatkoff serves as a general partner. Includes, in the case of Mr. Klopp, 300,044 shares owned by JRK Investment Partnership LP, a family partnership for which Mr. Klopp serves as general partner.

(8)          Includes 208,336 shares issuable upon the exercise of vested stock options held by Mr. Klopp. Includes 263,881 shares for Mr. Klopp that are the subject of restricted stock awards for which he retains voting rights. Includes for Mr. Hatkoff 11,473 shares that may be obtained upon conversion of vested stock units.

(9)          Includes 2,106 shares obtainable upon conversion of vested stock units.

(10) Includes 5,123 shares obtainable upon conversion of vested stock units. Includes 400 shares held by members of Mr. Nassau’s family, as to which Mr. Nassau disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(11) Includes 2,223 shares issuable upon the exercise of vested stock options held by Mr. Jervis. Includes 60,379 shares for Mr. Jervis that are the subject of restricted stock awards for which he retains voting rights.

(12) Includes 50,001 shares issuable upon the exercise of vested stock options held by Mr. Plavin. Includes 99,079 shares for Mr. Plavin that are the subject of restricted stock awards for which he retains voting rights.

(13) Does not include the shares owned by W. R. Berkley Corporation, as to which Mr. Polan disclaims beneficial ownership.

(14) Includes 25,891 shares for Mr. Ruffing that are the subject of restricted stock awards for which he retains voting rights.

(15) Includes 25,000 shares held by Samstock, L.L.C. The sole member of Samstock is SZ Investments, L.L.C. The managing member of SZ Investments is Zell General Partnership, Inc. Sam Investment Trust is the sole shareholder of Zell General Partnership, and Chai Trust Company is the trustee of the Sam Investment Trust. Mr. Zell is not an officer or director of Chai Trust Company and does not have voting or dispositive power over such shares. Mr. Zell disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Includes 10,000 shares which are owned by the Helen Zell Revocable Trust, the trustee of which is Helen Zell, Mr. Zell’s spouse. Mr. Zell does not have a pecuniary interest in such shares.

Several of our officers and directors pledge shares of our class A common stock they own as security for potential or actual borrowings. Messrs. Hatkoff (265,000 shares pledged), Klopp (370,436 shares pledged), Jervis (6,886 shares pledged), and Ruffing (9,870 shares pledged), and Dr. Sagalyn (8,334 shares pledged) all pledge all or a portion of their shares of our class A common stock. Collectively, these individuals pledge an aggregate of 660,526 shares of our class A common stock. At April 27, 2007, Messrs. Hatkoff, Klopp and Ruffing and Dr. Sagalyn had borrowed funds secured by their shares of our class A common stock.

Transactions with Related Persons, Promoters and Certain Control Persons

Arrangement with Equity Risk Services, Inc.

We pay Equity Risk Services, Inc., a subsidiary of Equity Office Properties Trust, of which Samuel Zell, the chairman of our board of directors, was the chairman of its board of trustees through February 2007, for certain services provided to us. These services include consulting on insurance matters. During the year ended December 31, 2006, we incurred $45,000 of expenses in connection with these services.

Relationship with Martin L. Edelman

Martin L. Edelman, a director, is of counsel to Paul, Hastings, Janofsky & Walker LLP, a law firm that provides us with ongoing legal representation with respect to various matters.

Investments by trusts established for the benefit of Samuel Zell in our funds

Trusts established for the benefit of the chairman of our board of directors, Samuel Zell, and members of his family indirectly invested, on the same terms available to third party investors, in CT Mezzanine Partners II LP and CT Mezzanine Partners III, Inc., two third party investment management vehicles which we currently manage, pursuant to which capital commitments and capital contributions have been made, and from which income has been received, since 2001.

Bracor Investimentos Imobiliarios Ltda.

In 2006, we made a founding equity investment in Bracor Investimentos Imobiliarios Ltda., or Bracor, a newly formed net lease commercial real estate company located and operating in Brazil. Our total commitment to Bracor is $15.0 million, and $8.1 million of that commitment had been drawn as of April 26, 2007. Bracor is owned 24% by us, 47% by Equity International, or EI, and 29% by third parties. The chairman of our board of directors, Samuel Zell, is also the chairman of EI and has an ownership position in EI.

Arrangement with W. R. Berkley Corporation

In November 2006, we commenced our CT High Grade MezzanineSM investment management initiative and entered into three separate account agreements with affiliates of W. R. Berkley Corporation, or WRBC, for an aggregate of $250 million. Pursuant to these agreements, we invest, on a discretionary basis, capital on behalf of WRBC in low risk commercial real estate mortgages, mezzanine loans and participations therein. The separate accounts are entirely funded with committed capital from WRBC and are managed by a subsidiary of our wholly-owned investment management subsidiary, CT Investment Management Co. LLC, or CTIMCO. Each separate account has a one-year investment period with extension provisions. CTIMCO will earn a management fee equal to 0.25% per annum on invested assets. WRBC beneficially owns approximately 11.4% of our outstanding class A common stock as of April 26, 2007 and a member of our board of directors, Joshua A. Polan, is an employee of WRBC. Mr. Polan’s nomination to our board of directors is required pursuant to a director nomination right.

We believe that the terms of the foregoing transactions are no less favorable than could be obtained by us from unrelated parties on an arm’s-length basis.

Pursuant to our code of business conduct and ethics, our audit committee must review and approve in advance all material related party transactions, including financial transactions, arrangements or relationships, or series of any of the foregoing, in which we participate that involve $120,000 or more with any of our directors, officers, employees or significant shareholders (i.e., holders of 5% of our outstanding stock) or any immediate family member, as defined to include others sharing a household of any of the foregoing, which we refer to collectively as related persons, or any entity in which any of our related persons is employed or has with other related persons a collective interest in more than 5%, or in the case of a partnership, for which any of them serves as a general partner or is otherwise associated. Pursuant to our code of business conduct and ethics, directors, officers and employees must not enter into, develop or continue any such material transaction, arrangement or relationship without obtaining such prior audit committee approval. In addition, our chief financial officer reports to our audit committee at regularly scheduled audit committee meetings all related party transactions, arrangements or relationships not subject to prior audit committee approval. Further, under our code of business conduct and ethics, all instances involving such potential related party transactions, arrangements or relationships regardless of the amount involved are required to be reported to either our chief executive officer, chief operating officer or chief financial officer who will assess the materiality of the transaction, arrangement or relationship and elevate the matter to the audit committee as appropriate.

PROPOSAL 2—APPROVAL AND ADOPTION OF THE CAPITAL TRUST, INC. 2007
LONG-TERM INCENTIVE PLAN

Our board of directors adopted the Capital Trust, Inc. 2007 Long-Term Incentive Plan, which we refer to as the 2007 Plan, on April 26, 2007. The 2007 Plan is subject to and effective on shareholder approval at this annual meeting. Below is a summary of the principal provisions of the 2007 Plan and its operation. A copy of the 2007 Plan is attached as Appendix B to this proxy statement, and the following description of the 2007 Plan is qualified in its entirety by reference to Appendix B.

Background

Subject to shareholder approval, our board of directors is proposing that the 2007 Plan be approved by our shareholders at the annual meeting to enable us to provide future awards and incentives to employees, directors, consultants, and advisors of our company. The amount and nature of the proposed awards under the 2007 Plan have not yet been determined, although the 2007 Plan permits grants of stock options, share appreciation rights, or SARs, restricted shares or units, unrestricted shares, deferred share units, and performance awards. If we receive shareholder approval at the annual meeting, the 2007 Plan will thereafter serve as the sole source for future awards to eligible persons and we will no longer make awards under our second amended and restated 1997 long-term incentive plan, our amended and restated 1997 non-employee director stock plan or our amended and restated 2004 long-term incentive plan, which we refer to as the 2004 Plan. However, the 2004 and 1997 plans will remain in effect and will govern awards already made under them. There are 465,797 restricted shares, 377,146 options, and 76,668 deferred share units outstanding from the 2004 and 1997 plans.

We believe that the 2007 Plan will promote our best interests by encouraging employees, consultants, advisors, and directors of our company and its affiliates to acquire an ownership interest in the company, thereby aligning their interests with those of our shareholders among other things. The maximum number of shares that we may issue for all awards under the 2007 Plan is 700,000.

We recognize the need for the 2007 Plan principally: (1) to replace the 2004 Plan and the expiring 1997 plans; (2) to provide greater flexibility in the design of awards; and (3) to better customize award terms in response to significant changes to applicable financial accounting and tax laws, including Code Section 409A.

If the 2007 Plan is approved by our shareholders, we intend to cause the shares of our common stock that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the Securities and Exchange Commission at our expense.

Summary of the 2007 Plan

The following summary is not intended to be complete and reference should be made to Appendix B for a complete statement of the terms and provisions of the 2007 Plan. Capitalized terms used in this summary and not otherwise defined will have the meanings ascribed to such terms in the 2007 Plan.

Purpose.   The purpose of the 2007 Plan is to attract, retain and motivate employees, officers, directors, consultants, and advisors of our company and its affiliates, referred to herein collectively as Eligible Persons, by providing cash-based incentives and equity-based incentives and awards  for superior performance.

Shares Subject to the 2007 Plan.   The 2007 Plan provides that no more than 700,000 shares of our common stock may be issued for awards under the 2007 Plan. These shares shall be authorized but unissued shares, or shares that we have reacquired or otherwise hold in treasury or in a trust. The number of shares available for awards, as well as the terms of outstanding awards, are subject to adjustment as provided in the 2007 Plan for stock splits, stock dividends, recapitalizations and other similar events.

Shares that are subject to an award (or to any award under the 2004 Plan) that for any reason expires, is forfeited, cancelled or becomes unexercisable, and shares that are for any other reason not paid or delivered under awards pursuant to the 2007 Plan or the 2004 Plan shall again be available for subsequent awards, except as prohibited by law. The Committee may not make future awards with respect to shares that we retain from otherwise delivering pursuant to an award either (i) as payment of the exercise price of an award, or (ii) in order to satisfy the withholding or employment taxes due upon grant, exercise, vesting or distribution of an award.

Administration.   Either our board of directors or a committee appointed by the board will administer the 2007 Plan. Our board of directors and any committee exercising discretion under the 2007 Plan from time to time are referred to as the “Committee.”  Our board of directors may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 (or other officers) to make awards to eligible persons who are not reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 (or other officers whom we have specifically authorized to make Awards). With respect to decisions involving an award intended to satisfy the requirements of Section 162(m) of the Code, the Committee is to consist of two or more directors who are “outside directors” for purposes of that Code section. The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, officers or employees of the company or its affiliates.

Subject to the terms of the 2007 Plan, the Committee has express authority to determine the Eligible Persons who will receive awards, the number of shares of our common stock, units or dollars to be covered by each award, and the terms and conditions of awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the 2007 Plan and its administration, to interpret and construe the 2007 Plan and the terms of all award agreements, and to take all actions necessary or advisable to administer the 2007 Plan. Within the limits of the 2007 Plan and subject to the prohibition on repricing within the 2007 Plan, the Committee may accelerate the vesting of any award, allow the exercise of unvested awards, and may modify, replace, cancel or renew them.

The 2007 Plan provides that we will indemnify members of the Committee, as well as any person who takes action on our behalf with respect to the 2007 Plan, for any claims, liabilities or costs arising from the good faith performance of their duties on our behalf with respect to the 2007 Plan. The 2007 Plan releases these individuals from liability for good faith actions associated with the 2007 Plan’s administration.

Eligibility.   The Committee may grant options that are intended to qualify as incentive stock options, or ISOs, only to employees, and may grant all other awards to Eligible Persons. The 2007 Plan and the discussion below use the term “Participant” to refer to an Eligible Person who has received an award. The 2007 Plan provides that no Participant may receive options and SARs that relate to more than 500,000 shares per calendar year. As of April 26, 2007, substantially all of the approximately 30 employees (including officers) of our company and its affiliates and all 8 of our non-employee directors would have been eligible to participate in the 2007 Plan.

Options.   Options granted under the 2007 Plan provide Participants with the right to purchase shares of our common stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify, or Non-ISOs. The 2007 Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000 (based upon the fair market value of the shares of our common stock on the option grant date).

Share Appreciation Rights (SARs).   A share appreciation right generally permits a Participant who receives it to receive, upon exercise, cash and/or shares of our common stock equal in value to an amount determined by multiplying (a) the excess of the fair market value, on the date of exercise, of the shares of our common stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares by (b) the number of Shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

Exercise Price for Options and SARs.   The exercise price of ISOs, Non-ISOs, and SARs shall not be less than 100% of the fair market value on the grant date of the shares of our common stock subject to the award (110% of fair market value for ISOs granted to employees who, at the time of grant, owns 10% or more of our outstanding shares of common stock). As of April 24, 2007, the closing price of a share of our common stock on the New York Stock Exchange was $46.89 per share.

Exercise of Options and SARs.   To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to the exercise of options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them):  cash or check in U.S. dollars, certain shares of our common stock, cashless exercise under a program the Committee approves, and/or the Participant’s surrender of restricted shares, restricted share units, SARs, or deferred share units. The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, owns 10% or more of our outstanding shares of common stock).

Subject to the terms of the agreement evidencing an option grant, the option may be exercised during the six-month period after the optionee retires, during the one-year period after the  optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment without cause (but in no case later than the termination date of the option). The agreements evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder.

Except where otherwise allowed by applicable law and subject to the Committee’s sole discretion, all SARs are to be settled in shares of our stock and shall be counted in full against the number of shares available for awards under the 2007 Plan, regardless of the number of shares issued upon settlement of the SARs.

Restricted Shares, Restricted Share Units, Unrestricted Shares, and Deferred Share Units.   Under the 2007 Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares of our common stock after certain vesting requirements are met, and may grant unrestricted shares as to which the Participant’s interest is immediately vested. For restricted awards, the 2007 Plan provides the Committee with discretion to determine the terms and conditions under which a Participant’s interests in such awards becomes vested. The 2007 Plan provides for deferred share units in order to permit certain directors, consultants, or select members of management to defer their receipt of compensation payable in cash or shares of common stock (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares of common stock.

Unless the award agreement provides otherwise, any cash dividends paid on shares subject  to restricted shares will be paid to Participants. Additional shares of our common stock will be credited to restricted share unit and deferred share unit accounts to reflect cash dividends on the shares credited to them, unless the award agreement provides otherwise.

Performance Awards.   The 2007 Plan authorizes the Committee to grant performance-based awards. Performance Awards are payable in shares of our common stock, cash or some combination of the two; subject to an individual Participant limit of no more than 250,000 shares and $5,000,000 in cash, respectively, per calendar year. The Committee may or may not designate the shares or cash as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. Performance compensation awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the company or any affiliate.

The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the company. With respect to Performance Compensation Awards, the 2007 Plan requires that the Committee specify in writing the performance period to which the award relates, and an objective formula by which to measure whether and the extent to which the award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the award may not be amended or modified in a manner that would cause the compensation payable under the award to fail to constitute performance-based compensation under Code section 162(m).

Under the 2007 Plan, the possible performance measures for Performance Compensation Awards include without limitation: terms relative to a peer group or index; basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); cash available for distribution; basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; level and growth of dividends; the price or increase in price of shares; total shareholder return; distributions received on the account of so called carried interests or incentive management fees from any private equity fund or managed account managed by us; total assets; growth in assets or new originations of assets, or financing of assets; equity market capitalization; assets under management; reduction or other quantifiable goal with respect to general and/or specific expenses; third-party equity capital under management or raised; and mergers, acquisitions, increase in enterprise value of Affiliates, subsidiaries, divisions or business units or sales of assets of affiliates, subsidiaries, divisions or business units or sales of assets. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by us (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

Forfeiture.   Unless otherwise provided in an agreement granting an award, we have the following recourse against a Participant who does not comply with certain employment-related covenants, either during employment or after ceasing to be employed: we may terminate any outstanding, unexercised, unexpired, unpaid, or deferred awards, rescind any exercise, payment or delivery pursuant to the award, or recapture any common stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of shares issued pursuant to the award.

Forfeitures tied to Financial Restatements.   Notwithstanding any terms of the 2007 Plan, or any award hereunder, each and every award and all cash, restricted shares, unrestricted shares, settlement in shares, or proceeds from the sale of shares,  made or earned pursuant to the 2007 Plan will be subject to the right of the company to full recovery (with reasonable interest thereon) in the event that the Committee determines reasonably and in good faith that any Participant’s fraud or misconduct has caused or partially caused the need for a material restatement of our financial statements for any fiscal year to which the 2007 Plan relates.

Income Tax Withholding.   As a condition for the issuance of shares pursuant to awards, the 2007 Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

Transferability.   Except to the extent an award provides otherwise, awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than (i) by will or the laws of descent and distribution, (ii) to charitable institutions, certain family members or related trusts, or (iii) as otherwise approved by the  Committee.

Certain Corporate Transactions.   In the event of a corporate transaction such as a merger, consolidation, separation, spin-off or any reorganization, the Committee shall make equitable adjustments to prevent dilution or enlargement of rights. Also, the Committee shall equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for issuance under the 2007 Plan but as to which no awards have yet been granted or that have been returned to the 2007 Plan upon cancellation, forfeiture or expiration of an award, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by us. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under the 2007 Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted awards pursuant to the 2007 Plan.

In addition, in the event or in anticipation of a Change in Control (as defined in the 2007 Plan), the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of our  shareholders or any Participant with respect to his or her outstanding awards (except to the extent an award provides otherwise), take one or more of the following actions: (a) arrange for or otherwise provide that each outstanding award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (b) accelerate the vesting of awards so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares of our common stock that otherwise would have been unvested and provide that our repurchase rights with respect to shares of our common stock issued upon exercise of an award shall lapse as to the shares of our common stock subject to such repurchase right; (c) accelerate the vesting of awards pursuant to subsection (b) and arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding awards; or (d) make such other modifications, adjustments or amendments to outstanding awards or the 2007 Plan as the Committee may deem necessary or appropriate, subject to the terms of the 2007 Plan. To the extent that an award is not exercised or settled prior to consummation of a transaction in which the award is not being assumed or substituted, such award shall terminate upon such consummation, but only if the Committee has exercised its discretion to implement subsection (c) above.

Notwithstanding the above, unless otherwise provided in an award agreement, in the event a Participant holding an award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the 2007 Plan) by the successor corporation in connection with, or within 12 months (or other period either set forth in an Award agreement, or as increased thereafter by the Committee to a period longer than 12 months) following consummation of the Change in Control, then any assumed or substituted award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any shares of common stock shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.

In the event of any distribution to our shareholders of securities of any other entity or other assets (other than dividends payable in cash or our stock) without receipt of consideration by us, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding award to reflect the effect of such distribution.

Finally, if we dissolve or liquidate other than as part of a Change in Control, all awards will terminate immediately prior to such dissolution or liquidation, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

Term of the 2007 Plan; Amendments or Termination.   The term of the 2007 Plan is ten years from April 26, 2007, the date it was approved by our board of directors.

Our board of directors may from time to time, amend, alter, suspend, discontinue or terminate the 2007 Plan; provided that no amendment, suspension or termination of the 2007 Plan shall materially and adversely affect awards already granted (with such an affect being presumed to arise from a modification that would trigger a violation of Section 409A of the Code) unless (i) it relates to an adjustment pursuant to certain transactions that change our capitalization,  (ii) it is otherwise mutually agreed between the Participant and the Committee, or (iii) the Committee determines in good faith, before a Change in Control, that the modification is not materially adverse to the Participant. Furthermore, except in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended without shareholder approval to reduce the exercise price of outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs. Notwithstanding the foregoing, the Committee may amend the 2007 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Tax Consequences.   The following is a brief summary of the tax consequences of certain transactions under the 2007 Plan. This summary is not intended to be complete and does not describe state or local tax consequences. Under the United States Internal Revenue Code, we will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For Participants, the expected U.S. federal income tax consequences of awards are as follows:

Non-ISOs.   A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares of our common stock issued to the Participant on the exercise date, over (b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs.   A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of our common stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the Participant recognizes ordinary income gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights.   A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or shares of common stock that the Participant receives.

Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards.   In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, defined share units or Performance Awards, unless the Participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an award, a Participant must recognize taxable compensation income equal to the value of any cash or shares of common stock that the Participant receives when the award vests. The same tax consequences apply to Performance Awards.

Unrestricted Shares.   A Participant will recognize income at the time of grant of unrestricted shares, in an amount equal to the excess of the market value of the unrestricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature).

Special Tax Provisions.   Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of our company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the Participant may be subject to a 20% excise tax and we may be denied a tax deduction. Furthermore, we may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances.

Income Taxes and Deferred Compensation.   The 2007 Plan provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with awards (including any taxes arising under Section 409A of the Code), and that we will not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. Nevertheless, the 2007 Plan authorizes the Committee  to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, with the Committee’s consent, in accordance with Section 409A.

General Tax Law Considerations.   The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the 2007 Plan and the disposition of shares issued thereunder in existence as of the date of this proxy statement. Special rules may apply to our officers, directors or greater than ten percent shareholders. Participants in the 2007

Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an award or the underlying shares.

New 2007 Plan Benefits.   The Committee will grant awards under the 2007 Plan at its discretion. Consequently, it is not possible to determine at this time the amount or dollar value of awards to be provided under the 2007 Plan, other than to note that the Committee has not granted awards that are contingent upon the approval of the 2007 Plan.

Vote Required; Recommendation

The affirmative vote of a majority of the votes cast on the matter at the annual meeting is required to approve and adopt the 2007 Plan, provided that the total votes cast represent over 50% of the 17,459,850 shares of class A common stock entitled to vote as of the record date. Our board of directors unanimously recommends that shareholders vote for the approval and adoption of the Plan.

PROPOSAL 3—RATIFICATION OF INDEPENDENT AUDITORS

Description of Proposal

Our board of directors has appointed Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2007, and has further directed that the appointment of such accountants be submitted for ratification by the shareholders at the annual meeting. We have been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have a representative at the annual meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

Shareholder ratification of the appointment of Ernst & Young LLP as our independent auditors is not required by our charter or otherwise. However, our board of directors is submitting the appointment of Ernst & Young LLP to the shareholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the board determines that such a change would be in our and our shareholders’ best interests.

Principal Accounting Firm Fees

Aggregate fees we were billed for the fiscal years ended December 31, 2006 and 2005 by our principal accounting firm, Ernst & Young LLP are as follows:

	Fiscal Year Ended December 31,
	2006	2005
Audit fees(a)	$1,074,282	$760,500
Audit-related fees(b)	131,200	30,000
Total audit and audit-related fees	1,205,482	790,500
Tax fees(c)	278,210	280,389
All other fees	2,000	2,000
Total(d)	$1,485,692	$1,072,889

(a)    Audit fees include amounts billed to us related to annual financial statement audit work, quarterly financial statement reviews and comfort letters on and review of SEC registration statements.

(b)   The audit-related fees include principally amounts billed to us related to due diligence and agreed upon procedures for 2006.

(c)    Tax fees include amounts billed to us primarily for tax planning and consulting, tax compliance and preparation and review of federal, state and local tax returns and tax fees related to REIT tax matters.

(d)   The amounts in the table do not include audit fees for 2006 and 2005 of $280,000 and $215,000, respectively, and tax fees of $75,600 and $92,450, respectively, relating to our third party investment management vehicles (CT Mezzanine Partners II, LP, CT Mezzanine Partners III, Inc. and CT Large Loan 2006, Inc.).

The audit committee of the board of directors was advised of the services provided by Ernst & Young LLP that are unrelated to the audit of the annual fiscal year end financial statements and the review of interim financial statements and has considered whether the provision of such services is compatible with maintaining Ernst & Young LLP’s independence as our independent auditor.

Audit Committee Pre-Approval Policy

In accordance with our audit committee pre-approval policy, all audit and non-audit services performed for us by our independent accountants were pre-approved by the audit committee of our board of directors, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services and requires the specific pre-approval by the audit committee, prior to engagement, of such services, other than audit services covered by the annual engagement letter, that are individually estimated to result in an amount of fees that exceed $50,000. In addition, services to be provided by the independent accountants that are not within the category of pre-approved services must be approved by the audit committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by the audit committee are required to be submitted to the audit committee by both management and the independent accountants, and must include a detailed description of the services to be provided and a joint statement confirming that the provision of the proposed services does not impair the independence of the independent accountants.

The audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent accountants.

Vote Required; Recommendation

The affirmative vote of a majority of the votes cast on the matter at the annual meeting is required to ratify the appointment of Ernst & Young LLP as our independent auditors. Our board of directors unanimously recommends that you vote for the ratification of Ernst & Young LLP as our independent auditors.

Report of the Audit Committee of the Board of Directors*

Our board of directors’ audit committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our internal auditor consultants and independent auditors  and operates under a written charter adopted by the board of directors. The charter can be viewed, together with any future changes that may occur, on our website at www.capitaltrust.com. The audit committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent auditors. The audit committee members are independent within the meaning of the applicable New York Stock Exchange listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and the financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation of financial statements in accordance with generally accepted accounting principles. Our independent auditors perform an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issue a report thereon. The audit committee’s responsibility is to monitor and oversee the foregoing functions.

The audit committee has met and held discussions with management and the independent auditors with respect to our consolidated financial statements for fiscal year 2006 and related matters. Management advised the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, Ernst & Young LLP. Our independent auditors presented to and reviewed with the audit committee the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). Our independent auditors also provided to the committee the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and in connection therewith the committee discussed with the independent auditors their views as to their independence. The audit committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, Ernst & Young LLP. The audit committee meetings regularly include executive sessions with our independent auditors without the presence of our management.

In undertaking its oversight function, the audit committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements.  The audit committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external or internal audits, whether the company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.

*       The material in this report is not “solicitation material,” is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

Based on the audit committee’s considerations, discussions with management and discussion with the independent auditors as described above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Audit Committee

Lynne B. Sagalyn
Thomas E. Dobrowski
Henry N. Nassau

ANNUAL REPORT

Our annual report to shareholders is being concurrently distributed to shareholders herewith.

OTHER MATTERS

Our management does not know of any other matters to come before the annual meeting. If, however, any other matters do come before the annual meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

SHAREHOLDER PROPOSALS

If you wish to submit a shareholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in our proxy statement and proxy card for our 2008 annual meeting of shareholders, you must submit the proposal to our secretary no later than January 1, 2008. In addition, if you desire to bring business (including director nominations) before our 2008 annual meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our secretary no earlier than December 1, 2007 and no later than 5:00 p.m. Eastern time on January 1, 2008. For additional requirements, shareholders should refer to our bylaws, article II, section 12, “Nominations and Proposals by Stockholders,” a current copy of which may be obtained from our secretary. If we do not receive timely notice pursuant to our bylaws, any proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with Rule 14a-8.

APPENDIX A

CAPITAL TRUST, INC.

Charter of the Audit Committee of the Board of Directors

PURPOSE

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling its responsibility to oversee the quality and integrity of the Company’s financial reporting and the audits of the financial statements of the Company. The Committee’s purpose is to:

•       Assist the Board’s oversight of:

•        The integrity of the Company’s financial statements and internal controls;

•        The Company’s compliance with legal and regulatory requirements;

•        The Company’s overall risk management profile;

•        The independent auditors’ qualifications and independence; and

•        The performance of the Company’s internal audit function and independent auditors.

•       Prepare the report of the Committee required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual meeting proxy statement.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The Board shall designate a chairperson of the Committee. All members of the Committee shall meet the independence criteria and have the qualifications set forth in the listing standards of the New York Stock Exchange (the “NYSE”) and Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

Accordingly, all of the members of the Committee shall be directors:

•        Who do not accept any direct or indirect consulting, advisory or compensatory fee from the Company other than for board service or in respect of retirement or deferred compensation for prior service, who are not “affiliated persons” within the meaning of Rule 10A-3 under the Exchange Act and who otherwise satisfy the independence criteria set forth in the NYSE listing standards; and

•        Who are financially literate (i.e. have the ability to read and understand fundamental financial statements as determined by the Board).

At least one member of the Committee shall qualify as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K under the Exchange Act (which the Board may presume satisfies the NYSE listing standard that one member have accounting or related financial management expertise).

Committee members shall not serve simultaneously on the audit committee of more than two other companies, unless the Board determines that such service will not impair the member’s ability to serve on the Committee.

DUTIES AND RESPONSIBILITIES

The Committee’s responsibility is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements.

To carry out its oversight responsibility, the Committee shall undertake the activities set forth below. These activities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

Independent Auditors and Audit Process

•       The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to appoint, retain (or nominate for shareholder ratification), oversee, evaluate and, where appropriate, replace the independent auditors.

•        The independent auditors shall report directly to the Committee.

•        The Committee shall evaluate at least annually the experience, qualifications and performance of the lead partner and the senior members of the independent auditors’ engagement team.

•       The Committee shall review and approve the scope of the audit services outlined in the independent auditors’ annual engagement letter.

•       The Committee shall review the scope of the annual audit outlined by the independent auditors and their proposed audit plan and procedures.

•       The Committee shall review with the independent auditors any problems, difficulties or disputes the auditors may have encountered in the course of the audit work or otherwise and any management letter provided by the auditors and the Company’s response to that letter.

•       At least annually, receive and review a report by the independent auditors describing:

•        the independent auditors’ internal quality-control procedures;

•        any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditing firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm; and

•        any steps taken to deal with any such issues.

•       The Committee shall review any report of the independent auditors under Section 10A(k) of the Exchange Act relating to:

•        Critical accounting policies and practices to be used;

•        Alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosure and treatments and the treatment preferred by the independent auditors; and

•        Other material written communications between the independent auditors and management, such as a management letter or schedule of unadjusted differences.

•       The Committee shall:

•        Request from the independent auditors annually a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1;

•        Discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors’ independence;

•        Pre-approve all audit services and permissible non-audit services to be provided by the independent auditors in accordance with policies adopted by the Committee;

•        Ensure that the independent auditors do not perform any non-audit services that are prohibited by law or regulation;

•        Establish clear hiring policies for employees or former employees of the independent auditors; and

•        Ensure the rotation of the independent auditors lead and concurring audit partner every five years and other audit partners every seven years.

Financial Statements

•       The Committee shall discuss with management and the independent auditors the annual audited financial statements to be included in the Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and the quarterly financial statements to be included in the Quarterly Reports on Form 10-Q, including the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, Communications with Audit Committees, as well as the disclosures contained under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the Company’s filing of the Form 10-K and Form 10-Q reports. The Committee shall determine whether to recommend inclusion of these financial statements in these reports.

•       The Committee shall review earnings press releases, as well as Company policies with respect to earnings press releases, financial information and earnings guidance provided to analysts and rating agencies. The discussions need not occur in advance of each release or provision of guidance.

•       The Committee shall consider major changes and other major questions of choice respecting the appropriate accounting principles, estimates and practices to be applied in the preparation of the Company’s financial statements.

•       The Committee shall review material pending legal proceedings involving the Company and consider other contingent liabilities, as well as other risks and exposures, that may have a material impact on the financial statements.

•       The Committee shall review the Company’s policies with respect to risk assessment and risk management.

•       The Committee shall review with management and the independent auditors the financial statement effects of pending regulatory and accounting initiatives.

•       The Committee shall review the impact of off-balance sheet structures on the Company’s financial statements.

•       The Committee shall review any significant disputes between management and the independent auditors that arose in connection with the preparation of the Company’s financial statements.

Internal Controls

•       The Committee shall consider the quality and adequacy of the Company’s internal controls.

•       The Committee shall review the adequacy of the Company’s internal audit function and shall approve the engagement of any outsourced service provider.

•       The Committee shall review with the CEO and CFO the content of the certifications to be included in Form 10-K and 10-Q reports and certification process and related disclosures regarding disclosure controls and procedures and internal controls for financial reporting.

•       The Committee shall obtain reports from management, the internal audit service provider and the independent auditors concerning the Company’s compliance with applicable laws and regulations and compliance by directors, officers and employees with the Company’s Code of Business Conduct and Ethics and the Committee shall advise the Board with respect to policies and procedures regarding such compliance matters.

•       The Committee shall have the responsibility to establish procedures as required by Section 10A(m)(4) of the Exchange Act for:

•        the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•        the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•       The Committee shall review and approve all related party transactions in accordance with the Company’s Code of Business Conduct and Ethics.

•       The Committee shall be responsible for the overall administration of the Company’s Code of Business Conduct and Ethics, including its interpretation and amendment.

The Committee shall report regularly to the Board and shall review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function.

MEETINGS

The Committee shall meet as often as deemed necessary or appropriate in its judgment, generally at least four times each year, either in person or by phone. Any member of the Committee may call meetings of the Committee. The Committee shall meet with the independent auditors at least quarterly. The Committee shall meet on occasion with the independent auditors and internal audit staff outside the presence of senior management. The Committee shall report its recommendations to the Board after each Committee meeting.

PROCEDURES

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee shall have the authority and sufficient funding to retain outside legal counsel, accountants or other experts as it determines necessary and appropriate to assist the Committee in carrying out its functions, without obtaining the approval of the Board or management.

PERFORMANCE EVALUATION

The Committee shall prepare and provide to the Board an annual performance evaluation of the Committee, including an assessment of the performance of the Committee based on the duties and responsibilities set forth in this charter and such other matters as the Committee may determine. The evaluation to the Board may take the form of an oral report by the Committee chairman or any other member of the Committee designated by the Committee to make the report, and shall be undertaken under the supervision of the Corporate Governance Committee in accordance with the Corporate Governance Guidelines adopted by the Board. The Committee shall review and assess the adequacy of the Committee charter annually, propose any necessary changes to the Corporate Governance Committee for review and ultimate recommendation for approval to the Board.

LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Committee has the oversight responsibility set forth in this Charter, it does not have the duty to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. In addition, the Committee recognizes that the Company’s management, internal audit staff and the independent auditors, devote more time to reviewing or analyzing the Company’s business and its operations and as a result, have more knowledge and detailed information concerning the Company than members of the Committee. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the quality or adequacy of the independent auditors’ work or performance.

APPENDIX B

CAPITAL TRUST, INC.

2007 LONG TERM INCENTIVE PLAN

As approved by the Board of
Directors on April 26, 2007.

CAPITAL TRUST, INC.
2007 LONG-TERM INCENTIVE PLAN

Plan Document

1.   Establishment, Purpose, and Types of Awards

Capital Trust, Inc. (the “Company”) hereby establishes this  incentive compensation plan to be known as the “Capital Trust 2007 Long-Term Incentive Plan” (hereinafter referred to as the “Plan”), in order to provide equity-based and cash-based incentives and awards to select employees, directors, consultants, and advisors of the Company and its Affiliates. The Plan will serve as the sole source for future awards to Eligible Persons.  The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6               Options

Section 7               Share Appreciation Rights

Section 8               Restricted Shares, Restricted Share Units, and Unrestricted Shares

Section 9               Deferred Share Units

Section 10             Performance Awards

The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan. Effective and contingent on the Plan’s receipt of shareholder approval in accordance with Section 20, no future awards will occur under the Company’s Second Amended and Restated 1997 Long-Term Incentive Plan, the Company’s Amended and Restated 1997 Non-Employee Director Stock Plan or the Company’s 2004 Amended and Restated 2004 Long-Term Incentive Plan (the “2004 LTIP”).

2.   Defined Terms

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.   Shares Subject to the Plan

Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards under this Plan is 700,000 Shares. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, Shares that the Company has reacquired or otherwise holds in treasury, or Shares held in a trust.

Shares that are subject to an Award (or to any award under the 2004 LTIP) that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under this Plan or the 2004 LTIP shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. The Committee may not make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon grant, exercise, vesting or distribution of an Award. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards), provided that any Shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price or minimum statutory employment taxes for an Award shall be available for issuance pursuant to future ISO Awards.

4.   Administration

(a)   General.   The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee, the Board shall function as the Committee for all purposes of the Plan.

(b)   Committee Composition.   The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(c)   Powers of the Committee.   Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i)    to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or dollars to be covered by each Award;

(ii)   to determine, from time to time, the Fair Market Value of Shares;

(iii)  to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv)  to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v)    to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

(vi)  in order to fulfill the purposes of the Plan and without amending the Plan, to modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

(vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

(d)   Deference to Committee Determinations.   The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive.  The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(e)   No Liability; Indemnification.   Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company shall pay or reimburse any member of the Committee, as well as any Person who takes authorized action on behalf of the Company with respect to the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company may, but shall not be required to, obtain liability insurance for this purpose.

5.   Eligibility

(a)   General Rule.   Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or any Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b)   Documentation of Awards.   Each Award (other than an Award of Unrestricted Shares) shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant; provided that the election form described in Section 9(a) shall serve as the sole Award Agreement for Deferred Share Units (unless the Committee determines otherwise with respect to any Participant). The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24, and 25 unless otherwise specifically provided in an Award Agreement.

(c)   Limits on Awards.   During the term of the Plan, no Participant may receive Options and SARs that relate to more than 500,000 shares per calendar year as adjusted pursuant to Section 13 below.

(d)   Replacement Awards.   Subject to Applicable Laws (including any associated Shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate.  In the case of Options, these other terms may not involve an Exercise Price that is lower than the exercise price of the surrendered Option unless the Company’s shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6.   Option Awards

(a)   Types; Documentation. Subject to Section 5(a), the Committee may in its discretion grant Options pursuant to Award Agreements that are delivered to Participants. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b)   ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

(c)   Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

(d)   Exercise Price. The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that—

(i)    if an ISO is granted to an Employee who is a Ten Percent Holder on the Grant Date, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and

(ii)   for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

(e)   Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f)    Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g)   Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i)    cash or check payable to the Company (in U.S. dollars);

(ii)   other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iii)  a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently either surrender Shares subject to the Option being exercised, or provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale;

(iv)  the Participant’s surrender of Restricted Shares, Restricted Share Units, Share Appreciation Rights, or Deferred Share Units; provided that to the extent payment is made by means of the surrender of any Award which is unvested or subject to restrictions, the Shares issued pursuant to such surrender shall be subject to the same vesting terms and other restrictions that applied to the surrendered Award; or

(v)    any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(h)   Termination of Continuous Service.   The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other Person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i)   Termination other than Upon Disability or Death or for Cause.   In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii)   Disability.   In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii)   Retirement.   In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination (provided that an ISO exercised more than three months after termination of the Participant’s Continuous Service shall to that extent be treated as a Non-ISO).

(iv)   Death.   In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within 90 days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a Person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v)   Cause.   If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

If there is a blackout period under the Company’s insider trading policy or Applicable Law that prohibits the buying or selling of Shares during any part of the ten (10) day period before the termination of any Option based on the termination of a Participant’s Continuous Service other than for Cause (as described above), the period for exercising the Options shall be extended until ten (10) days beyond when such blackout period ends.  Notwithstanding any provision hereof or within an Award Agreement, no Option shall ever be exercisable after the expiration date of its original term as set forth in the Award Agreement.

(i)   Reverse Vesting.   The Committee in its sole discretion may allow a Participant to exercise unvested Non-ISOs, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Non-ISOs.

7.   Share Appreciation Rights (SARs)

(a)   Grants.   The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person in any of the following forms:

(i)   SARs related to Options.   The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii)   SARs Independent of Options.   The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine and set forth in the applicable Award Agreement.

(iii)   Limited SARs.   The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s shareholders generally in connection with the event.

(b)   Exercise Price.   The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option.

(c)   Exercise of SARs.   An SAR may not have a term exceeding ten years from its Grant Date. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the stockholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

(d)   Effect on Available Shares.   Notwithstanding Section 3 above, all SARs that may be settled in Shares shall be counted in full against the number of Shares available for Awards under the Plan, regardless of the number of Shares actually issued upon settlement of the SARs.

(e)   Payment.   Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying—

(i)          the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii)        the number of Shares with respect to which the SAR has been exercised.

(iii)       Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

(f)   Form and Terms of Payment.   Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise. Subject to Applicable Law, the Committee may, in its sole discretion, provide in an Award Agreement that the amount determined under Section 7(e) above shall be settled solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with cash paid in lieu of fractional shares.

(g)   Termination of Employment or Consulting Relationship.   The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions under which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.

8.   Restricted Shares, Restricted Share Units, and Unrestricted Shares

(a)   Grants.   The Committee may in its sole discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant to any Eligible Person the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”), and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the Grant Date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b)   Vesting and Forfeiture.   The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c)   Issuance of Restricted Shares Prior to Vesting.   The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or as the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends not currently paid to the Participant pursuant to the applicable Award Agreement that accrues with respect to Restricted Shares pursuant to Section 8(e) below.

(d)   Issuance of Shares upon Vesting.   As soon as practicable after vesting of a Participant’s Restricted Shares (or of the right to receive Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e)   Dividends Payable on Vesting.   Unless otherwise provided in the Award Agreement, the holder of Restricted Shares shall receive any cash and stock dividends declared and paid on the Restricted Shares, provided that, dividends paid in stock shall be subject to the vesting restrictions in the Award Agreement. Unless otherwise provided in the Award Agreement, the holder of Restricted Share Units shall be credited under the Award Agreement with a number of additional Restricted Share Units, in the case of cash dividends, equal to the product of (x) the number of Shares subject to the Restricted Share Units and (y) the amount of dividends declared and paid, divided by the Fair Market Value and, in the case of stock dividends, equal to the number of Shares (or other stock) that would otherwise be payable as stock dividends so declared and paid if the Shares subject to the then outstanding Restricted Share Units were outstanding, provided that, any additional Restricted Share Units so credited shall be subject to the vesting restrictions in the Award Agreement. Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 8(d) above as a result of the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant or duly authorized transferee shall also be entitled to receive (unless otherwise provided in the Award Agreement) with respect to each Share released or issued, in the case of Restricted Shares, the number of Shares or other stock declared and paid as stock dividends and, in the case of Restricted Share Units, the number of Shares subject to additional Restricted Share Units credited with respect thereto.

(f)   Section 83(b) Elections.   A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice within thirty (30) days of the Grant Date of his or her intention to make a Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

(g)   Deferral Elections.   At any time within the thirty-day period (or other shorter or longer period that the Committee selects in its sole discretion) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an initial Award of either Restricted Shares or Restricted Share Units (or before the calendar year in which such a Participant receives a subsequent Award, subject to adjustments by the Committee in accordance with Code Section 409A), the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above, and no vesting shall occur (other than for death or Disability if provided pursuant to the Award Agreement) within the 12-month period following the date of the Participant’s election.

9.   Deferred Share Units

(a)   Elections to Defer.   The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) equal to the amount of cash or other compensation (or the Fair Market Value in the case of Shares) deferred divided by the average price per Share price during the preceding quarter in the case of a deferral of a Director’s quarterly cash retainer and or the average per Share price during the preceding 90 days in the case of a deferral of other cash or compensation. These credits to the Account will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who first receives an Award, subject to adjustments by the Committee in accordance with Code Section 409A) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make Awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

(b)   Vesting.   Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

(c)   Issuances of Shares.   The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless—

(i)   the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii)   the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d)   Crediting of Dividends.   Unless otherwise provided in the Award Agreement, in the case of cash or stock dividends declared and paid on the Shares, the holder of Deferred Share Units shall receive a credit to its Account of additional Deferred Share Units equal to, in the case of cash dividends, the product of (x) the number of Shares subject to the Deferred Share Units and (x) the amount of cash dividends declared and paid, divided by the Fair Market Value. Unless otherwise provided in an Award Agreement, whenever Shares are credited to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, one Share for each additional Deferred Share Unit so credited.

(e)   Emergency Withdrawals.   In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

(f)   Unsecured Rights to Deferred Compensation.   A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10.   Performance Awards

(a)   Performance Shares and Units.   Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant performance-based Awards payable in Shares (“Performance Shares”) or in cash (“Performance Units”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

(b)   Performance Compensation Awards.   Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of Performance Shares or a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(c)   Limitations on Awards.   The maximum Performance Unit Award and the maximum Performance Share Award that any one Participant may receive for any one calendar year shall not together exceed $5,000,000 in cash and 250,000 Shares, respectively. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the

Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

(d)   Definitions.

(i)    “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii)   “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or subsidiary, division or business unit performance for a Performance Period, whether in absolute or relative terms including, without limitation: terms relative to a peer group or index; basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); cash available for distribution; basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; level and growth of dividends; the price or increase in price of Shares; total shareholder return; distributions received on the account of so called carried interests or incentive management fees from any other private equity fund or managed account managed by the Company; total assets; growth in assets, new originations of assets, or financing of assets; equity market capitalization; assets under management; reduction or other quantifiable goal with respect to general and/or specific expenses; third-party equity capital under management or raised; and mergers, acquisitions, increase in enterprise value of Affiliates, subsidiaries, divisions or business units or sales of assets of Affiliates, subsidiaries, divisions or business units or sales of assets. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii)  “Performance Period” means one or more periods of time (of not less than one calendar year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e)   Deferral Elections.   At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to a Performance Compensation Award of either Performance Units or Performance Shares, the Committee may permit a Participant who is a member of a “select group of management or highly compensated employees” (within the meaning of ERISA) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.

11.   Taxes

(a)   General.   As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the Person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied, and may unilaterally withhold Shares for this purpose. If the Committee allows or effectuates the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b)   Default Rule for Employees.   In the absence of any other arrangement authorized by the Committee or set forth in the Award Agreement, and to the extent permitted under Applicable Law, each Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the minimum applicable tax withholding and employment tax obligations associated with an Award. If such withholding of Shares is not permitted for any reason, the Company shall satisfy any required withholding through withholding from cash compensation otherwise payable to the Participant. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(c)   Income Taxes and Deferred Compensation.   Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12.   Non-Transferability of Awards

(a)   General.   Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

(b)   Limited Transferability Rights.   Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Non-ISO, Share-

settled SAR, Restricted Shares, or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13.   Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

(a)   Changes in Capitalization.   In the event of a corporate transaction such as a merger, consolidation, separation, spin-off or any reorganization, the Committee shall make equitable adjustments to prevent dilution or enlargement of rights. Also, the Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities shall not require the consent of any Person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b)   Dissolution or Liquidation.   In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c)   Change in Control.   In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i)    arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii)   accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

(iii)  accelerate the vesting of Awards pursuant to paragraph (ii) and arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or

(iv)  make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

To the extent that an Award is not exercised or settled prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation, but only if the Committee has exercised its discretion to select and implement paragraph 13(c)(iii) hereof.

Notwithstanding the above, unless otherwise provided in an Award Agreement, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months (or other period either set forth in an Award Agreement, or as increased thereafter by the Committee to a period longer than 12 months) following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination, unless an Award Agreement provides otherwise.

(d)   Certain Distributions.   In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14.   Time of Granting Awards.

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15.   Modification of Awards and Substitution of Options.

(a)   Modification, Extension, and Renewal of Awards.   Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not cancel an outstanding Option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option to the Participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder (with such an affect being presumed to arise from a modification that would trigger a violation of Section 409A of the Code), unless either (i) the Participant provides written consent, or (ii) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.  Furthermore,  except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended without shareholder approval to reduce the exercise price of outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs.

(b)   Substitution of Options.   Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give Persons additional benefits, including any extension of the exercise period.

16.   Term of Plan.

The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17.   Amendment and Termination of the Plan.

(a)   Authority to Amend or Terminate.   Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

(b)   Effect of Amendment or Termination.   No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted (with such an affect being presumed to arise from a modification that would trigger a violation of Section 409A of the Code) unless either it relates to an adjustment pursuant to Section 13 or modification pursuant to Section 15(a) above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18.   Conditions Upon Issuance of Shares.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.   Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.   Effective Date.

This Plan shall become effective on the date which it has received approval by a vote of a majority of the votes cast at a duly held meeting of the Company’s shareholders (or by such other shareholder vote that the Committee determines to be sufficient for the issuance of Shares or stock options according to the Company’s governing documents and applicable state law).

21.   Controlling Law.

All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of New York, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22.   Laws And Regulations.

(a)   U.S. Securities Laws.   This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Unrestricted Shares, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b)   Other Jurisdictions.   To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23.   No Shareholder Rights.   Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24.   No Employment Rights.   The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

25.   Termination, Rescission and Recapture of Awards.

(a)   Each Award under the Plan is intended to align the Participant’s long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, but only to the extent expressly provided in an Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b) or (c) hereof (collectively, the “Conditions”).

(b)   A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

(c)   Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d)   Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

(e)   If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one (1) years after its termination for any reason, a Participant (a) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (b) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f)    Within ten days after receiving notice from the Company of any such activity described in Section 25(e) above, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 21 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g)   Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

(h)   All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i)    Notwithstanding any provision of this Section, if any provision of this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement,  this Section shall not be applicable:  (i) to any Participant who is not, on the Award Date, an Employee of the Company or its Affiliates; and (ii) to any Participant from and after his or her termination of Continuous Service after a Change in Control.

26.   Reimbursement of Company for Awards.   Unless specifically provided or otherwise addressed in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, require that the Participant reimburse the Company for all or any portion of any Awards (“Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture of, any Award, if—

(a)         the granting, vesting, or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

(b)         in the Committee’s view the Participant engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and

(c)         a lower granting, vesting, or payment of such Award would have occurred based upon the restated financial results.

In each instance, the Committee will, to the extent practicable and allowable under applicable laws, require Reimbursement, Termination, or Rescission of, and/or Recapture relating to, any such Award granted to a Participant, including reimbursement for any  gains realized on the exercise of Options or SARs attributable to such Awards, plus a reasonable rate of interest, effecting the cancellation of Restricted Shares, Restricted Share Units, Unrestricted Shares, Deferred Share Units, Performance Awards, and outstanding Options and SARs; provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the date the applicable restatement is disclosed. Notwithstanding the foregoing, this provision shall not apply to any Awards or other rights granted pursuant to the 2004 Incentive Plan.

CAPITAL TRUST, INC.
2007 LONG TERM INCENTIVE PLAN

Appendix A: Definitions

As used in the Plan, the following definitions shall apply:

“Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations (to the extent the Committee determines in its discretion that compliance with such rules or regulations is necessary) and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will have the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s conviction of a felony committed in connection with his or her employment or service with the Company, (ii) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (iii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iv) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (v) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means any of the following:

(i)          Approval by the shareholders of the Company of the dissolution or liquidation of the Company;

(ii)        Approval by the shareholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after such transaction  are, or will be, owned, directly or indirectly, by shareholders of the Company immediately before such transaction (assuming for purposes of such determination that there is no change in the record ownership of the Company’s securities from the record date for such approval until such transaction and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such transaction held by Affiliates of the Company);

(iii)       Approval by the shareholders of the Company of the sale of substantially all of the Company’s business and/or assets to a Person or entity that is not an Affiliate of the Company;

(iv)        Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any Person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a Person that is a shareholder of the Company on the Effective Date or a trustee or a fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries or an entity owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of the stock of the Company, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 33% of the combined voting power of the Company’s then outstanding securities entitled to then vote generally in the election of directors of the Company other than as a result of the acquisition of securities directly from the Company; or

(v)         During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means Capital Trust, Inc., a Maryland corporation, or any subsidiaries; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

“Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” means a condition under which a Participant —

(a)   is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(b)   is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Committee.

“Grant Date” has the meaning set forth in Section 14 of the Plan.

“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control:  (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s  total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

“Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

“Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.

“Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Capital Trust 2007 Long Term Incentive Plan.

“Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

“Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.

“Share” means a share of class A common stock of the Company, as adjusted in accordance with Section 13 of the Plan.

“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

“Unrestricted Shares” mean Shares awarded pursuant to Section 8 of the Plan.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

CAPITAL TRUST, INC.

FOR THE 2007 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 2007.

The undersigned, as a holder of class A common stock, par value $.01 per share (“Class A Common Stock”), of Capital Trust, Inc., a Maryland corporation (the “Company”), hereby appoints John R. Klopp and Geoffrey G. Jervis, and each of them, with full power of substitution, as proxies to vote all shares of Class A Common Stock which the undersigned is entitled to vote through the execution of a proxy with respect to the 2007 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, on Thursday, June 7, 2007 at 10:00 a.m., local time, or any adjournment or postponement thereof, and authorizes and instructs said proxies to vote in the manner directed on the reverse and otherwise to represent the undersigned at the Annual Meeting, or any adjournment or postponement thereof, with all powers possessed by the undersigned if personally present at such Annual Meeting.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

CAPITAL TRUST, INC.

June 7, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

 Please detach along perforated line and mail in the envelope provided.

20933000000000000000 0	060707

THE BOARD OF DIRECTORS RECOMMENDS AVOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2 AND PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. Election of Directors:			2.	On the proposal to approve and adopt the	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES:		Company’s 2007 long-term incentive plan.
Samuel Zell
		Thomas E. Dobrowski	3.	On the proposal to ratify the appointment of Ernst &	☐	☐	☐
☐	WITHHOLD AUTHORITY	Martin L. Edelman		Young LLP as the Company's independent registered
	FOR ALL NOMINEES	Craig M. Hatkoff		public accounting firm for the fiscal year ending
		Edward S. Hyman		December 31, 2007.
☐	FOR ALL EXCEPT	John R. Klopp

In their discretion, the proxies are authorized to vote and otherwise represent the undersigned upon such other matters as may properly come before the Annual Meeting, or any adjournment or postponement thereof, or upon matters incident to the conduct of the Annual Meeting.

You may revoke or change your proxy at any time prior to its use at the Annual Meeting by giving the Company written direction to revoke it, by giving the Company a new proxy or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy given by you. Written notice of revocation or subsequent proxy should be sent to Capital Trust, Inc. c/o American Stock Transfer & Trust Company, 6201 Fifteenth Avenue, Brooklyn, New York 11219, Attention: Paula Caroppoli, or hand-delivered to Capital Trust, Inc. c/o American Stock Transfer & Trust Company, so as to be delivered at or before the taking of the vote at the Annual Meeting.

Returned proxy cards or proxies authorized by telephone or internet will be voted (1) as specified on the matters listed above; (2) in accordance with the Board of Directors’ recommendations where no specification is made; and (3) in accordance with the discretion of the proxies on any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof. Please mark your choice like this: x

The shares represented by this Proxy will be voted in the manner directed and, if no instructions to the contrary are indicated, will be voted “FOR” the election of the named nominees and approval of the other proposals set forth above.

The undersigned hereby acknowledges receipt of the notice of the Annual Meeting and the proxy statement furnished therewith.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.  YOU MAY REVOKE THIS PROXY IN THE MANNER DESCRIBED ABOVE AT ANY TIME PRIOR TO THE TAKING OF AVOTE ON THE MATTERS DESCRIBED HEREIN.

	(See instructions below)	Henry N. Nassau
Joshua A. Polan
Lynne B. Sagalyn

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the
box at right and indicate your new address in the address		☐
space above. Please note that changes to the registered the
account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

CAPITAL TRUST, INC.

June 7, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
-OR -
TELEPHONE - Call toll-free 1-800-PROXIES	COMPANY NUMBER
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
-OR -	ACCOUNT NUMBER
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
-OR -
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20933000000000000000 0	060707

THE BOARD OF DIRECTORS RECOMMENDS AVOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2 AND PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. Election of Directors:			2.	On the proposal to approve and adopt the	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES:		Company’s 2007 long-term incentive plan.
Samuel Zell
		Thomas E. Dobrowski	3.	On the proposal to ratify the appointment of Ernst &	☐	☐	☐
☐	WITHHOLD AUTHORITY	Martin L. Edelman		Young LLP as the Company's independent registered
	FOR ALL NOMINEES	Craig M. Hatkoff		public accounting firm for the fiscal year ending
		Edward S. Hyman		December 31, 2007.
☐	FOR ALL EXCEPT	John R. Klopp

In their discretion, the proxies are authorized to vote and otherwise represent the undersigned upon such other matters as may properly come before the Annual Meeting, or any adjournment or postponement thereof, or upon matters incident to the conduct of the Annual Meeting.

You may revoke or change your proxy at any time prior to its use at the Annual Meeting by giving the Company written direction to revoke it, by giving the Company a new proxy or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy given by you. Written notice of revocation or subsequent proxy should be sent to Capital Trust, Inc. c/o American Stock Transfer & Trust Company, 6201 Fifteenth Avenue, Brooklyn, New York 11219, Attention: Paula Caroppoli, or hand-delivered to Capital Trust, Inc. c/o American Stock Transfer & Trust Company, so as to be delivered at or before the taking of the vote at the Annual Meeting.

Returned proxy cards or proxies authorized by telephone or internet will be voted (1) as specified on the matters listed above; (2) in accordance with the Board of Directors’ recommendations where no specification is made; and (3) in accordance with the discretion of the proxies on any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof. Please mark your choice like this: x

The shares represented by this Proxy will be voted in the manner directed and, if no instructions to the contrary are indicated, will be voted “FOR” the election of the named nominees and approval of the other proposals set forth above.

The undersigned hereby acknowledges receipt of the notice of the Annual Meeting and the proxy statement furnished therewith.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR AUTHORIZE YOUR PROXY VIA TELEPHONE OR INTERNET TODAY. YOU MAY REVOKE THIS PROXY IN THE MANNER DESCRIBED ABOVE AT ANY TIME PRIOR TO THE TAKING OF AVOTE ON THE MATTERS DESCRIBED HEREIN.

	(See instructions below)	Henry N. Nassau
Joshua A. Polan
Lynne B. Sagalyn

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the
box at right and indicate your new address in the address		☐
space above. Please note that changes to the registered the
account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.